Exhibit 4.1

EXECUTION VERSION

New Jersey Resources Corporation

$100,000,000 5.55% Senior Notes, Series 2024A, due November 7, 2034

Note Purchase Agreement

Dated as of November 7, 2024

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Attachments to Note Purchase Agreement:

Schedule A	—	Information Relating to Purchasers

Schedule B	—	Defined Terms

Schedule 5.3	—	Disclosure Materials

Schedule 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

Schedule 5.5	—	Financials

Schedule 5.8	—	Certain Litigation

Schedule 5.11	—	Patents, Etc.

Schedule 5.15	—	Existing Debt

Exhibit 1	—	Form of 5.55% Senior Notes, Series 2024A, due November 7, 2034

Exhibit 2	—	Form of Subsidiary Guaranty Agreement

Exhibit 4.5(a)	—	Form of Opinion of Special Counsel to the Company and the Guarantors

Exhibit 4.5(b)	—	Form of Opinion of Special Counsel to the Purchasers

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New Jersey Resources Corporation
1415 Wyckoff Road
Wall, New Jersey 07719

$100,000,000 5.55% Senior Notes, Series 2024A, due November 7, 2034

Dated as of November 7, 2024

To Each of the Purchasers Listed in
Schedule A Hereto:

Ladies and Gentlemen:

New Jersey Resources Corporation, a New Jersey corporation (the “Company”), agrees with each of you as follows:

Section 1.             Authorization of Notes.

Section 1.1.         Authorization of Notes.  The Company will authorize the issue and sale of $100,000,000 aggregate principal amount of its 5.55% Senior Notes, Series 2024A, due November 7, 2034 (as amended, restated or otherwise modified from time to time pursuant to Section 17, the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13).  The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.  Certain capitalized and other terms used in this Agreement are defined in Schedule B.  References to a “Schedule” or an “Exhibit” are references to a Schedule or Exhibit, as applicable, attached to this Agreement unless otherwise specified.  References to a “Section” are references to a Section of this Agreement unless otherwise specified.

Section 2.             Sale and Purchase of Notes; Guaranty.

Section 2.1.         Sale and Purchase of Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any obligation or liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2.         Guaranty Agreement.  The obligations of the Company hereunder and under the Notes are absolutely, unconditionally and irrevocably guaranteed by each Restricted Subsidiary existing on the Closing Date (as defined below) and each other Subsidiary from time to time required to guaranty the Notes pursuant to Section 9.7 (each a “Guarantor” and, collectively, the “Guarantors”), pursuant to that certain Subsidiary Guaranty Agreement dated as of the Closing Date (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Guaranty Agreement”) substantially in the form of Exhibit 2, and subject to the provisions of Section 9.7(c).

Section 3.             Closing.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of ArentFox Schiff LLP, 1301 Avenue of the Americas, 42nd floor, New York, New York 10019 at 11:00 a.m., New York, New York time (the “Closing”), on November 7, 2024 (the “Closing Date”).  At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the funding instructions provided pursuant to Section 4.11.  If at the Closing the Company shall fail to tender the Notes to any Purchaser to be purchased by such Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

Section 4.             Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.         Representations and Warranties.  (a) The representations and warranties of the Company in this Agreement shall be true and correct as of the date of this Agreement and at the time of the Closing, except for such representations and warranties as of a specified date (which representations and warranties shall be correct in all material respects as of such specified date).

(b)         The representations and warranties of each Guarantor in the Guaranty Agreement shall be correct as of the date of this Agreement and at the time of the Closing, except for such representations and warranties as of a specified date (which representations and warranties shall be correct in all material respects as of such specified date).

Section 4.2.         Performance; No Default.  The Company and each Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement or in the Guaranty Agreement, as applicable, required to be performed or complied with by it prior to or at the Closing.  Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3.          Compliance Certificates.

(a)         Officer’s Certificate.  (1) The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.

(2)        Each Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(b) and 4.2 have been fulfilled.

(3)         A duly authorized Senior Financial Officer shall execute and deliver to each such Purchaser an Officer’s Certificate dated the Closing Date stating that such officer has reviewed the provisions of this Agreement and setting forth the information and computations (in sufficient detail) required to establish whether after giving effect to the issuance of the Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.1 as of June 30, 2024.

(b)        Secretary’s Certificate.  (1) The Company shall have delivered to such Purchaser a certificate of its Secretary, dated the Closing Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents then in effect.

(2)         Each Guarantor shall have delivered to such Purchaser a certificate of its Secretary, dated the Closing Date, certifying as to (i) the resolutions attached thereto and other corporate or similar proceedings relating to the authorization, execution and delivery of the Guaranty Agreement and (ii) such Guarantor’s organizational documents then in effect.

Section 4.4.         Guaranty Agreement.  The Guaranty Agreement shall have been duly authorized, executed and delivered by each Guarantor and shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof.

Section 4.5.       Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Melissa Abraham, Esq., Assistant General Counsel of the Company, and of Troutman Pepper Hamilton Sanders LLP, special counsel for the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (b) from ArentFox Schiff LLP, special counsel to the Purchasers of the Notes, in connection with such transactions, substantially in the form set forth in Exhibit 4.5(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.6.        Purchase Permitted by Applicable Law, Etc.  On the Closing Date, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation which law or regulation was not in effect on the date of this Agreement.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted.

Section 4.7.        Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes as specified in Schedule A.

Section 4.8.       Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of special counsel to the Purchasers referred to in Section 4.5(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.9.         Private Placement Number.  A Private Placement Number issued by CUSIP Global Services (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.10.       Changes in Corporate Structure.  The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.11.       Funding Instructions.  At least five Business Days prior to the Closing Date, such Purchaser shall have received written instructions executed by an authorized officer of the Company on letterhead of the Company directing the manner of the payment of funds and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number, (c) the account name and number into which the purchase price for the applicable Notes is to be deposited, which account shall be fully opened and able to receive micro deposits in accordance with this Section 4.11 at least five Business Days prior to Closing Date and (d) the name and telephone number of the account representative at the Company responsible for (1) verifying receipt of such funds and (2) verifying the information set forth in the instructions.  Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two Business Days prior to Closing Date. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to the Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes to be issued at the Closing.

Section 4.12.        Debt Rating.  The Company shall have delivered, or caused to be delivered, to such Purchaser, (a) a Private Rating Letter issued by an Acceptable Rating Agency setting forth the initial Debt Rating for the Notes and (b) the related Private Rating Rationale Report with respect to such Debt Rating.

Section 4.13.        Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.

Section 5.             Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser that:

Section 5.1.        Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or lease the properties it purports to own or lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2.        Authorization, Etc.  (a) This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)        The Guaranty Agreement has been duly authorized by all necessary corporate or other action on the part of each Guarantor, and the Guaranty Agreement constitutes a legal, valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.       Disclosure.  The Company, through its agents, Mizuho Securities USA LLC and Huntington Securities, Inc., has delivered to each Purchaser a copy of an Investor Presentation, dated September 11, 2024 (the “Investor Presentation”), relating to the transactions contemplated hereby.  Except as disclosed in Schedule 5.3, this Agreement, the Investor Presentation, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5 (collectively, the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since September 30, 2023 there has been no change in the financial condition, operations, business or properties of the Company, any of its Restricted Subsidiaries or New Jersey Natural Gas except changes that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.4.      Organization and Ownership of Shares of Subsidiaries.  (a) Schedule 5.4 is (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries as of the Closing Date, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether or not such Subsidiary is a Restricted Subsidiary, an Inactive Subsidiary and/or a Regulated Entity and (ii) the Company’s directors and executive officers.

(b)        All of the outstanding shares of capital stock or similar equity interests of each Restricted Subsidiary and New Jersey Natural Gas shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)         Each Restricted Subsidiary identified in Schedule 5.4 and New Jersey Natural Gas is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Restricted Subsidiary and New Jersey Natural Gas has the corporate or other power and authority to own or lease the properties it purports to own or lease, to transact the business it transacts and proposes to transact and, in the case of each Restricted Subsidiary that is a Guarantor, to execute and deliver the Guaranty Agreement and to perform the provisions thereof.

Section 5.5.         Financial Statements.  The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed in Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries did not have, on the date of such financial statements, any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6.         Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Company of this Agreement and the Notes and the execution and delivery by each Guarantor of the Guaranty Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company, any Restricted Subsidiary or New Jersey Natural Gas under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company, any Restricted Subsidiary or New Jersey Natural Gas is bound or by which the Company, any Restricted Subsidiary or New Jersey Natural Gas or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company, any Restricted Subsidiary or New Jersey Natural Gas or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, any Restricted Subsidiary or New Jersey Natural Gas.

Section 5.7.        Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be done or made, as the case may be, by the Company or any Guarantor in connection with the execution, delivery or performance by (a) the Company of this Agreement or the Notes or (b) any Guarantor of the Guaranty Agreement, in each case, other than such consents, approvals, authorizations, registrations, filings or declarations that have been obtained or made prior to the Closing Date.

Section 5.8.        Litigation; Observance of Statutes and Orders.  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Restricted Subsidiary or New Jersey Natural Gas or any property of the Company, any Restricted Subsidiary or New Jersey Natural Gas in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)         None of the Company, any Restricted Subsidiary or New Jersey Natural Gas is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, ERISA (with respect to any Plan), Environmental Laws or the USA PATRIOT Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9.         Taxes.  The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not, individually or in the aggregate, Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.  The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 2023.

Section 5.10.       Title to Property; Leases.  The Company, its Restricted Subsidiaries and New Jersey Natural Gas have good and sufficient title related to the ownership of their respective Material properties, including all such Material properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company, any Restricted Subsidiary or New Jersey Natural Gas after said date (except as sold or otherwise disposed of in the ordinary course of business or otherwise to the extent not prohibited hereunder), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect.  All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.       Licenses, Permits, Etc.  Except as disclosed in Schedule 5.11, the Company, its Restricted Subsidiaries and New Jersey Natural Gas own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12.       Compliance with ERISA.  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA) with respect to any Plan, other than for claims for benefits and funding obligations in the ordinary course, and no event, transaction or condition has occurred or exists with respect to any Plan that would reasonably be expected to result in the incurrence of any such liability under Title I or IV of ERISA or the penalty or excise tax provisions of the Code by the Company or any ERISA Affiliate, or in the imposition of any Lien under Section 430 of the Code or Section 4068 of ERISA on any of the rights, properties or assets of the Company or any ERISA Affiliate,  other than any such liabilities or Liens as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(b)       The present value of the aggregate benefit liabilities under each of the Plans which are subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plans allocable to such benefit liabilities by more than $25,000,000.  The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.

(c)        The Company and its ERISA Affiliates have not incurred withdrawal liabilities under Section 4201 or 4204 of ERISA (and are not subject to contingent withdrawal liabilities under Section 4204) in respect of Multiemployer Plans that, individually or in the aggregate, are reasonably expected to result in a Material Adverse Effect.

(d)         The accumulated post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company, its Restricted Subsidiaries and New Jersey Natural Gas is not reasonably expected to result in a Material Adverse Effect.

(e)         The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406(a)(1)(A)-(D) of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)‑(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) with respect to each Purchaser is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.      Private Offering by the Company.  Neither the Company nor anyone authorized to act on its behalf has offered the Notes or the Guaranty Agreement or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 35 other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Notes and the Guaranty Agreement at a private sale for investment.  Neither the Company nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and performance of the Guaranty Agreement to the registration requirements of Section 5 of the Securities Act.

Section 5.14.      Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes for general corporate purposes, including, but not limited to future acquisitions, repayment of indebtedness, capital expenditures and working capital.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.     Existing Debt.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company, its Restricted Subsidiaries and New Jersey Natural Gas as of June 30, 2024, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company, its Restricted Subsidiaries or New Jersey Natural Gas, except as described in Schedule 5.15.  None of the Company, any Restricted Subsidiary or New Jersey Natural Gas is in default in the payment of any principal or interest on any Debt of the Company, such Restricted Subsidiary or New Jersey Natural Gas and no event or condition exists with respect to any Debt of the Company, any Restricted Subsidiary or New Jersey Natural Gas the outstanding principal amount of which exceeds $10,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)        Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company or any Guarantor, except as provided in any Bank Credit Agreement and as otherwise specifically indicated in Schedule 5.15.

Section 5.16.        Foreign Assets Control Regulations, Etc.

(a)          Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)        Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)          No part of the proceeds from the sale of the Notes hereunder:

(i)        constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)       will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii)      will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d)        The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17.     Status under Certain Statutes.  Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or an “affiliated person” of an “investment company” or an “affiliated person” of such “affiliated person” or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, and shall not become such an “investment company” or such an “affiliated person” or under such “control.”  Neither the Company nor any Subsidiary is a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 2005, as amended.  Based upon the immediately preceding sentence, neither the Company nor the issue and sale of the Notes is subject to regulation under the Public Utility Holding Company Act of 2005, as amended.  Neither the Company nor any Subsidiary is subject to the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.  Neither the Company nor any Subsidiary (other than New Jersey Natural Gas) is subject to any Federal or state statute or regulation limiting its ability to incur Debt.

Section 5.18.       Environmental Matters.  Except as disclosed in Schedule 5.8, none of the Company, any Restricted Subsidiary or New Jersey Natural Gas has actual knowledge of any claim or has received any written notice of any claim, and no proceeding has been instituted raising any claim against the Company, any of its Restricted Subsidiaries or New Jersey Natural Gas or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.  Except as otherwise disclosed in Schedule 5.8:

(a)         none of the Company, any Restricted Subsidiary or New Jersey Natural Gas has actual knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

(b)       none of the Company, any of its Restricted Subsidiaries or New Jersey Natural Gas has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

(c)        all buildings on all real properties now owned, leased or operated by the Company, any of its Restricted Subsidiaries or New Jersey Natural Gas are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19.      Notes Rank Pari Passu.  The obligations of the Company under this Agreement and the Notes rank at least pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of the Company, including, without limitation, all unsecured Senior Debt of the Company described in Schedule 5.15 hereto.

Section 6.             Representations of the Purchasers.

Section 6.1.        Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust fund’s property shall at all times be within such Purchaser’s or such pension or trust fund’s control.  Each Purchaser represents that it is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.  Each Purchaser also represents that the Company has made available to it, a reasonable time prior to the consummation of the transactions contemplated hereby, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Notes that it is purchasing or shall purchase and to obtain any additional information which the Company possesses or could acquire without unreasonable effort or expense; provided that the foregoing shall not be construed as limiting the ability of any Purchaser to rely on the representations and warranties contained herein and in the Guaranty Agreement.

Section 6.2.        Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)        the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)         the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)       the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)         the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)          the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)          the Source is a governmental plan; or

(g)         the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)         the Source does not include assets of (i) any employee benefit plan, other than a plan exempt from the coverage of ERISA, or (ii) any “plan” as defined in Section 4975(e)(1) of the Code.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.             Information as to Company.

Section 7.1.        Financial and Business Information.  The Company shall deliver to each Purchaser and each holder of Notes that is an Institutional Investor:

(a)         Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(1)       a consolidated and consolidating balance sheet of the Company and its Subsidiaries and New Jersey Natural Gas and its Subsidiaries (if any) as at the end of such quarter, and

(2)        consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries and New Jersey Natural Gas and its Subsidiaries (if any) for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10‑Q prepared in compliance with the requirements therefor and filed with the U.S. Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a), and provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑Q if it shall have timely made such Form 10‑Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.njresources.com under “Investor Relations – Financial Reports”) and shall have given such holder prompt notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b)          Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of:

(1)       a consolidated and consolidating balance sheet of the Company and its Subsidiaries and New Jersey Natural Gas and its Subsidiaries (if any) as at the end of such year, and

(2)        consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries and New Jersey Natural Gas and its Subsidiaries (if any), for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, with such consolidated financial statements accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10‑K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a‑3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the U.S. Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b), and provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑K if it shall have timely made Electronic Delivery thereof;

(c)         SEC and Other Reports — with reasonable promptness, upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by the Company, any Restricted Subsidiary or New Jersey Natural Gas to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally and (2) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company, any Restricted Subsidiary or New Jersey Natural Gas with the U.S. Securities and Exchange Commission, excluding in any event confidential correspondence delivered by any of the foregoing Persons to the U.S. Securities and Exchange Commission; provided that the Company shall be deemed to have made such delivery of such reports, registration statements, prospectuses and amendments if it shall have timely made Electronic Delivery thereof.

(d)        Notice of Default or Event of Default — with reasonable promptness, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)          ERISA Matters — with reasonable promptness, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(1)         with respect to any Plan, the occurrence of any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of this Agreement; or

(2)          the taking by the PBGC of steps to institute, or the threatening in writing by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(3)        the occurrence of any event or transaction that results in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans with respect to any Plan, or in the imposition of any Lien under Section 430 of the Code or Section 4068 of ERISA, or any successor thereto, on any of the rights, properties or assets of the Company or any ERISA Affiliate, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f)         Unrestricted Subsidiaries — at such time as either (1) the aggregate amount of the total assets of all Unrestricted Subsidiaries (for this purpose, excluding New Jersey Natural Gas) exceeds 10% of the consolidated total assets of the Company and its Subsidiaries determined in accordance with GAAP or (2) one or more Unrestricted Subsidiaries (for this purpose, excluding New Jersey Natural Gas) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries determined in accordance with GAAP, and within the respective periods provided in paragraphs (a) and (b) above, financial statements of the character and for the dates and periods as in said paragraphs (a) and (b) covering each Unrestricted Subsidiary (or groups of Unrestricted Subsidiaries on a consolidated basis, excluding New Jersey Natural Gas) together with consolidating statements reflecting eliminations or adjustments required in order to reconcile such financial statements to the corresponding consolidated financial statements of the Company and its Subsidiaries delivered pursuant to paragraphs (a) and (b) above; provided, that to the extent that the financial statements required by paragraphs (a) and (b) above shall already provide such consolidating financial information for such Unrestricted Subsidiaries or group of Unrestricted Subsidiaries (or such Unrestricted Subsidiary or group of Unrestricted Subsidiaries represent one or more reportable segments, and the footnotes to the financial statements required by paragraphs (a) and (b) include consolidating information with respect to such segment or segments in a manner substantially consistent with Note 15 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 and Note 14 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024), then this paragraph (f) shall not be applicable;

(g)        Debt Rating — promptly following the occurrence thereof, notice of any change in the Debt Rating for the Notes (to the extent such Debt Rating is not a public rating); and

(h)       Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company, any of its Restricted Subsidiaries or New Jersey Natural Gas (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of Notes.

Section 7.2.        Officer’s Certificate.  Each set of financial statements delivered to a Purchaser or a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a)      Covenant Compliance — the information (including reasonably detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 and Section 10.2 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence).  In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.4) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b)         Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default that is continuing as of the end of such quarterly or annual period, as the case may be, and, if any such condition or event then exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.          Inspection.  The Company shall permit the representatives of each Purchaser and each holder of Notes that is an Institutional Investor:

(a)          No Default — if no Default under Section 11(b) or an Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior written notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company, its Restricted Subsidiaries and New Jersey Natural Gas with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company, each Restricted Subsidiary and New Jersey Natural Gas, all at such reasonable times during normal business hours and as often as may be reasonably requested in writing; and

(b)         Default — if a Default under Section 11(b) or an Event of Default then exists, at the expense of the Company, upon prior written notice to the Company, to visit and inspect any of the offices or properties of the Company, any Restricted Subsidiary or New Jersey Natural Gas, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company, its Restricted Subsidiaries and New Jersey Natural Gas), all at such times during normal business hours and as often as may be requested.

Section 8.             Prepayment of the Notes.

Section 8.1.         Maturity; Required Prepayments.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the stated maturity date thereof.  The Notes shall not be subject to required prepayments.

Section 8.2.         Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the aggregate principal amount so prepaid together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount; provided that, any time on or after August 7, 2034, the Company may, at its option, upon notice as provided below, prepay all or any part of the Notes at 100% of the aggregate principal amount so prepaid together with interest accrued thereon to the date of such prepayment.  The Company will give each holder of Notes to be prepaid pursuant to this Section 8.2 written notice of such optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes to be prepaid pursuant to this Section 8.2 a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3.        Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2 hereof, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as reasonably practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  All partial purchases of the Notes made pursuant to Section 8.5(b) and partial prepayments of the Notes made pursuant to Section 8.7 shall be applied only to the Notes of the holders who have elected to participate in such purchase or prepayment of the Notes.

Section 8.4.         Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.          Purchase of Notes.  The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information which, in the opinion of the Company, when taken together with information with respect to the Company and its Subsidiaries that may be available on the website of the U.S. Securities and Exchange Commission (presently www.sec.gov), would enable such holder to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days.  If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of the Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.          Make-Whole Amount for Notes.  The term “Make-Whole Amount” shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the ask-side yield(s) reported as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” shall mean, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal and if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.         Offer to Prepay upon Asset Disposition.

(a)        Notice and Offer.  In the event of a Transfer where the Company has elected to apply all or a portion of the Net Proceeds Amount of such Transfer as a Debt Prepayment Application pursuant to Section 10.6(b), the Company shall, no later than the 305th day following the date of such Transfer, give written notice of such event (an “Asset Disposition Prepayment Event”) to each holder of Notes.  Such notice shall contain, and shall constitute, an irrevocable offer to prepay a Ratable Portion of the Notes held by such holder on the date (which shall be a Business Day) specified in such notice (the “Asset Disposition Prepayment Date”) which date shall be not less than 30 days and not more than 60 days after such notice.

(b)         Acceptance and Payment.  A holder of Notes may accept or reject the offer to prepay pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 10 days prior to the Asset Disposition Prepayment Date.  A failure by a holder of the Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.  If so accepted, such offered prepayment in respect of the Ratable Portion of the Notes of each holder that has accepted such offer shall be due and payable on the Asset Disposition Prepayment Date.  Such offered prepayment shall be made at 100% of the aggregate Ratable Portion of the Notes of each holder that has accepted such offer, together with interest on that portion of the Notes then being prepaid accrued to the Asset Disposition Prepayment Date, but without any Make-Whole Amount.  If any holder of a Note rejects or is deemed to have rejected such offer of prepayment, the Company may use the Ratable Portion for such Note for general corporate purposes.

(c)         Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (1) the Asset Disposition Prepayment Date; (2) that such offer is being made pursuant to this Section 8.7 and that the failure by a holder to respond to such offer by the deadline established in Section 8.7(b) shall result in such offer to such holder being deemed rejected; (3) the Ratable Portion of each such Note offered to be prepaid; (4) the interest that would be due on the Ratable Portion of each such Note offered to be prepaid, accrued to the Asset Disposition Prepayment Date; (5) that the conditions of this Section 8.7 have been satisfied and (6) in reasonable detail, a description of the nature and date of the Asset Disposition Prepayment Event giving rise to such offer of prepayment.

Section 9.             Affirmative Covenants.

So long as any of the Notes are outstanding, the Company covenants that:

Section 9.1.         Compliance with Law.  The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA (with respect to any Plan), Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.2.       Insurance.  The Company will, and will cause each of its Restricted Subsidiaries and New Jersey Natural Gas to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and in the same industry and similarly situated.

Section 9.3.       Maintenance of Properties.  The Company will, and will cause each of its Restricted Subsidiaries and New Jersey Natural Gas to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company, any Restricted Subsidiary or New Jersey Natural Gas from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.4.        Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, governmental charge or levy if (1) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (2) the nonpayment of all such taxes, assessments, governmental charges and levies would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.5.         Corporate Existence, Etc.  Subject to Sections 10.6 through 10.8, inclusive, (a) the Company will at all times preserve and keep in full force and effect its corporate existence, and (b) the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries and New Jersey Natural Gas (unless merged into the Company or a Wholly‑Owned Restricted Subsidiary) and all rights and franchises of the Company, its Restricted Subsidiaries and New Jersey Natural Gas unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.6.         Ownership of Subsidiaries.  The Company shall at all times own (a) 100% of the issued and outstanding common stock of New Jersey Natural Gas and 51% or more of the issued and outstanding Voting Stock of New Jersey Natural Gas and (b) subject to Sections 10.6, 10.7 and 10.8, 51% or more of the issued and outstanding Voting Stock of each Guarantor.

Section 9.7.         Guaranty Agreement.  (a) The Company shall promptly, and in any event within 15 Business Days after (1) the formation or acquisition of a new Restricted Subsidiary (other than a Regulated Entity), (2) the occurrence of any other event creating a new Restricted Subsidiary (other than a Regulated Entity), (3) the designation of an Unrestricted Subsidiary (other than a Regulated Entity) as a Restricted Subsidiary or (4) an Unrestricted Subsidiary or a Regulated Entity becoming or being a guarantor or co‑obligor in respect of any Bank Credit Agreement, cause such Subsidiary to execute and deliver a supplement to the Guaranty Agreement (a “Guaranty Supplement”) in the form of Exhibit A to the Guaranty Agreement.

(b)         Within 15 days of the delivery by any Subsidiary of a Guaranty Supplement pursuant to Section 9.7(a), the Company shall cause such Subsidiary to deliver to each Purchaser and each holder of Notes:

(1)         such documents and evidence with respect to such Subsidiary as any Purchaser or holder may reasonably request in order to establish the existence and good standing of such Subsidiary and evidence that the Board of Directors of such Subsidiary has adopted resolutions authorizing the execution and delivery of such Guaranty Supplement and the guaranty of the Notes;

(2)         evidence of compliance with such Subsidiary’s outstanding Debt instruments in the form of (i) a compliance certificate from such Subsidiary to the effect that such Subsidiary is in compliance with all terms and conditions of its outstanding Debt instruments, (ii) consents or approvals of the holder or holders of any evidence of Debt or security, and/or (iii) amendments of agreements pursuant to which any evidence of Debt or security may have been issued, all as may be reasonably deemed necessary by the Purchasers or the holders of Notes to permit the execution and delivery of such Guaranty Supplement by such Subsidiary;

(3)        an opinion of counsel to the effect that (i) such Subsidiary is a corporation or other business entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate or other power and the authority to execute and deliver such Guaranty Supplement and to perform the Guaranty Agreement, (ii) the execution and delivery of such Guaranty Supplement and performance of the Guaranty Agreement has been duly authorized by all necessary action on the part of such Subsidiary, such Guaranty Supplement has been duly executed and delivered by such Subsidiary and the Guaranty Agreement constitutes the legal, valid and binding contract of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (iii) the execution and delivery of such Guaranty Supplement and the performance by such Subsidiary of the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation of a Lien upon any of the property of such Subsidiary pursuant to the provisions of any law, order, rule or regulation, its charter documents or any agreement or other instrument known to such counsel to which such Subsidiary is a party to or by which such Subsidiary may be bound, and (iv) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, Federal or state, is necessary in connection with the lawful execution and delivery of such Guaranty Supplement by such Subsidiary or the performance of the Guaranty Agreement by such Subsidiary, which opinion may contain such assumptions and qualifications as are reasonably acceptable to the Required Holders; and

(4)       all other documents and showings reasonably requested by the Purchasers or the holders of Notes in connection with the execution and delivery of such Guaranty Supplement, which documents shall be reasonably satisfactory in form and substance to such Purchasers and holders and their special counsel, and each Purchaser and holder of Notes shall have received a copy (executed or certified as may be appropriate) of all of the foregoing legal documents.

(c)         If at any time pursuant to the terms and conditions of each Bank Credit Agreement  any Guarantor is discharged and released from its Guaranty of Debt under such Bank Credit Agreement and if (i) such Guarantor is not a co-obligor under such Bank Credit Agreement or a co-obligor or guarantor under any other Bank Credit Agreement, (ii) immediately preceding the release of such Guarantor from its Guaranty of the Debt under this Agreement and the Notes and after giving effect thereto, no Default or Event of Default will have existed or would exist, (iii) any fees or other consideration are given to the lenders under each such Bank Credit Agreement to obtain such discharge and release, each holder of a Note shall have received such fees or other consideration on a pro rata basis in proportion to the respective outstanding principal amount of such Debt under such Bank Credit Agreement and the outstanding principal amount of such holder’s Notes or, prior to the Closing, the principal amount of Notes to be purchased by such Purchaser pursuant to Schedule A hereto (it being understood that any fees or other consideration paid to any lender under any Bank Credit Agreement (including, without limitation, any new Bank Credit Agreement) in order to obtain an extension to the term or an increase in the amount of the commitments to lend under such Bank Credit Agreement, or as a part of establishing such new Bank Credit Agreement, shall not be included as part of any fees or other consideration covered by this sentence, notwithstanding that such extension, increase or Bank Credit Agreement, including such new Bank Credit Agreement, may contain a discharge or release of a Guarantor), and (iv) the Company shall have delivered to each Purchaser and each holder of Notes an Officer’s Certificate certifying that the conditions specified in clauses (i) and (ii) above have been satisfied, then, upon receipt by the Purchasers and holders of Notes of such Officer’s Certificate, such Guarantor will be discharged and released, automatically and without the need for any further action, from its obligations under its Guaranty of the Debt under this Agreement and the Notes.  Without limiting the foregoing, for purposes of further assurance, each of the Purchasers and each of the holders of the Notes agrees to provide to the Company and such Guarantor, if reasonably requested by the Company or such Guarantor and at the Company’s expense, written evidence of such discharge and release signed by such Purchaser and holder.

Section 9.8.        New Jersey Natural Gas Regulated Nature.  The Company will at all times cause New Jersey Natural Gas to be and remain a Person that is subject under law to regulation by a public utility commission or other governmental regulatory body with oversight responsibilities for utilities.

Section 9.9.         Notes to Rank Pari Passu.  The Company will ensure that its payment obligations under this Agreement and the Notes will at all times rank at least pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of the Company.

Section 9.10.        Rating on the Notes.

(a)       The Company shall at all times maintain a Debt Rating for the Notes from an Acceptable Rating Agency; provided, that, if the applicable Acceptable Rating Agency (i) ceases providing a Debt Rating for the Notes without having provided the Company with at least 60 days advance notice (other than as a result of the Company failing to pay applicable fees and expenses or failing to reasonably cooperate with the Acceptable Rating Agency) (the earlier of the date notice is provided to the Company or, if no notice is provided, the date the Acceptable Rating Agency ceases providing the Debt Rating, a “Ratings Withdrawal Event”), or (ii) ceases to qualify as an Acceptable Rating Agency (the date of such event, a “Ratings Agency Event” and, together with a Ratings Withdrawal Event, a “Ratings Termination Event”), then the Company shall use its commercially reasonable efforts to obtain a new Debt Rating for the Notes from an Acceptable Rating Agency as soon as practicable and, in any event, on or before the 60th day following the Ratings Termination Event or, if the Company diligently pursues a new Debt Rating but is unable to do so by the 60th day following the Ratings Termination Event, such period shall be extended for an additional 30 days.

(b)        At any time that the Debt Rating maintained pursuant to clause (a) above is not a public rating, the Company will provide to each holder of a Note (x) at least annually (on or before each anniversary of the date of the Closing) and (y) promptly upon any change in such Debt Rating, an updated Private Rating Letter evidencing such Debt Rating and an updated Private Rating Rationale Report with respect to such Debt Rating.  In addition to the foregoing information and any information specifically required to be included in any Private Rating Letter or Private Rating Rationale Report (as set forth in the respective definitions thereof), if the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes from time to time requires any additional information with respect to the Debt Rating of the Notes, the Company shall use commercially reasonable efforts to procure such information from the Acceptable Rating Agency.

Section 10.           Negative Covenants.

So long as any of the Notes are outstanding, the Company covenants that:

Section 10.1.        Leverage Ratio.  The Company will not permit, as of the end of any fiscal quarter of the Company, the ratio of Consolidated Total Debt to Consolidated Total Capitalization to exceed 0.70 to 1.00; provided that, if the Company is not in compliance with the requirements of Section 9.10 at any time, the ratio of Consolidated Total Debt to Consolidated Total Capitalization shall be reduced to 0.65 to 1.00 until the date a new Debt Rating complying with the requirements of Section 9.10 is delivered to the holders of Notes.

Section 10.2.       Limitation on Priority Debt.  The Company will not permit, as of the end of any fiscal quarter of the Company, Priority Debt to exceed an amount equal to 20% of Consolidated Total Capitalization.

Section 10.3.       Liens.  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a)        Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b)       statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

(c)        Liens (other than any Lien imposed by Section 430 of the Code or Section 4068 of ERISA or any successor thereto) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts, and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property or (3) in connection with required margin collateral account deposits made in the ordinary course in connection with Hedging Contracts permitted by this Agreement;

(d)       subject to Section 11(j), any attachment or judgment Lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

(e)         leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances or minor survey exceptions, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(f)       Liens on property or assets of any Restricted Subsidiary securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary;

(g)          Liens existing on the Closing Date and described in Schedule 5.15;

(h)         Liens on accounts receivable owned by Securitization Subsidiaries that are Restricted Subsidiaries and incurred pursuant to Receivables Securitization Transactions;

(i)        any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or a Restricted Subsidiary after the Closing Date, provided that:

(1)         any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon);

(2)         the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Company or such Restricted Subsidiary of the property (or improvement thereon) so acquired or constructed and (ii) the Fair Market Value (as determined in good faith by one or more officers of the Company to whom authority to enter into the subject transaction has been delegated by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction;

(3)       any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property; and

(4)         the aggregate principal amount of all Debt secured by such Liens shall be permitted by the limitation set forth in Section 10.1 if tested on the date such Lien is created and not as of the end of the immediately preceding fiscal quarter of the Company;

(j)          any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person becoming a Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien (i) other property which is an improvement to or is acquired for specific use in connection with such acquired property or (ii) other property that does not constitute property or assets of the Company or any of its Restricted Subsidiaries and (3) the aggregate amount of all Debt secured by such Liens shall be permitted by the limitation set forth in Section 10.1 if tested on the date of such event and not as of the end of the immediately preceding fiscal quarter of the Company;

(k)        any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (i) or (j) of this Section 10.3, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist (provided that, with respect to Sections 10.1 and 10.2, calculation of compliance therewith shall be made as of the date of determination under this Section 10.3(k) and not as of the end of the immediately preceding fiscal quarter of the Company); and

(l)          other Liens not otherwise permitted by paragraphs (a) through (k), inclusive, of this Section 10.3 securing Debt, provided that the Debt secured by such Liens shall be permitted by the limitations set forth in Sections 10.1 and 10.2 if tested on the date such Lien is created and not as of the end of the immediately preceding fiscal quarter of the Company.

Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, grant or incur (upon the happening of a contingency or otherwise) (i) any Lien securing any Debt incurred by the Company or any Subsidiary under any Bank Credit Agreement (other than cash collateral for letter of credit obligations upon the termination of any Bank Credit Agreement with respect to letters of credit issued under any Bank Credit Agreement that remain outstanding after such termination, and customary Liens and set-off rights and similar types of Liens incurred in the ordinary course of business pursuant to deposit or custody agreements and hedging transactions (whether as currency or interest rate swaps, caps, floors, collars or other interest rate or currency exchange management devices, or otherwise)), in each case whether arising under any Bank Credit Agreement, by operation of law, or otherwise, but not any other Debt of the Company, unless the Notes shall also be secured by such Lien on a pari passu basis pursuant to documentation, including an intercreditor agreement, in form and substance satisfactory to the Required Holders, with all parties entitled to the benefit of such Liens, or with the agent for such parties if such agent is the secured party of record with regard to such granted or created Lien and (ii) any Lien on or with respect to the Voting Stock of New Jersey Natural Gas owned by the Company or any Subsidiary.

Section 10.4.       Restricted Payments.  (a)  The Company will not, and will not permit any Restricted Subsidiary to, declare or make or incur any liability to declare or make any Restricted Payment unless immediately after giving effect to such action no Default or Event of Default would exist (provided that, with respect to Sections 10.1 and 10.2, calculation of compliance therewith shall be made as of the date of determination under this Section 10.4 and not as of the end of the immediately preceding fiscal quarter of the Company).

(b)        The Company will not, and will not permit any Restricted Subsidiary to, declare a Restricted Payment that is not payable within 60 days of such declaration.

Section 10.5.       Restrictions on Dividends of Subsidiaries, Etc.  The Company will not, and will not permit any Restricted Subsidiary to, enter into any agreement which would restrict any Restricted Subsidiary’s ability or right to pay dividends to, or make advances to or investments in, the Company or, if such Restricted Subsidiary is not directly owned by the Company, the “parent” Restricted Subsidiary of such Restricted Subsidiary; provided that the foregoing shall not apply to restrictions and conditions imposed by law, this Agreement, any Bank Credit Agreement or any other document or instrument governing Debt not prohibited by this Agreement so long as such restrictions and conditions in such other document or instrument are no more restrictive with respect to such Restricted Subsidiary than the restrictions in any Bank Credit Agreement as in effect on the date of this Agreement.

Section 10.6.       Sale of Assets, Etc.  (a) Except as permitted under Section 10.7 and Section 10.8, the Company will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Disposition unless:

(1)        in the good faith opinion of the Company, the Asset Disposition is in the best interest of the Company or such Restricted Subsidiary;

(2)        immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist (provided that, with respect to Sections 10.1 and 10.2, calculation of compliance therewith shall be made as of the date of determination under this Section 10.6 and not as of the end of the immediately preceding fiscal quarter of the Company); and

(3)          immediately after giving effect to the Asset Disposition the Disposition Value of all property that was the subject of any Asset Disposition occurring in the immediately preceding 12 consecutive month period would not exceed 10% of Consolidated Tangible Assets as of the end of the then most recently ended fiscal year of the Company.

(b)         If the Net Proceeds Amount for any Transfer is, within 365 days after such Transfer, (1) applied to a Debt Prepayment Application, (2) applied to or would otherwise constitute a Property Reinvestment Application or (3) applied to any combination of the foregoing clauses (1) and (2), then such Transfer, only for the purpose of determining compliance with subsection (3) of Section 10.6(a) as of a date on or after the Net Proceeds Amount is so applied, shall be deemed not to be an Asset Disposition.

Section 10.7.      Merger, Consolidation, Etc.  The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (except that a Restricted Subsidiary may (x) consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, the Company or another Restricted Subsidiary or any other Person so long as such Restricted Subsidiary is the surviving Person and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.6 or Section 10.8), provided that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a)         the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia);

(b)         if the Company is not the Successor Corporation, (1) such Person shall have executed and delivered to each Purchaser and holder of the Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements or instruments as shall be reasonably satisfactory to the Required Holders), (2) such Person shall have caused to be delivered to each Purchaser and each holder of the Notes an opinion of inside counsel to the Company, Troutman Pepper Hamilton Sanders LLP or another nationally recognized counsel, or other counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof (subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law) and subject to such other customary qualifications and exceptions for legal opinions of this type or as may be reasonably acceptable to the Required Holders) and (3) each Guarantor shall have reaffirmed, in writing, its obligations under the Guaranty Agreement; and

(c)         immediately after giving effect to such transaction, no Default or Event of Default would exist (provided that, with respect to Sections 10.1 and 10.2, calculation of compliance therewith shall be made as of the date of determination under this Section 10.7 and not as of the end of the immediately preceding fiscal quarter of the Company).

No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation that shall theretofore have become such in the manner prescribed in this Section 10.7 from its liability under this Agreement or the Notes.

For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person; provided that, if the original Person is a Restricted Subsidiary, the subsequent Person must also be a Restricted Subsidiary unless (i) the requirements of Section 10.6 or Section 10.8, as applicable, are satisfied in connection with such Transfer, or (ii) such Person would be permitted to be an Unrestricted Subsidiary under Section 10.13 and the requirements of Section 10.13 are satisfied to designate such Person an Unrestricted Subsidiary, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time; provided that, if any Restricted Subsidiary undergoes a division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), any new Person which comes into existence as a result of such event shall be a Restricted Subsidiary unless (i) such formation would constitute a Transfer and the requirements of Section 10.6 or Section 10.8, as applicable, are satisfied in connection with such Transfer, or (ii) such Person would be permitted to be an Unrestricted Subsidiary under Section 10.13 and the requirements of Section 10.13 are satisfied to designate such Person an Unrestricted Subsidiary.

Section 10.8.       Disposal of Ownership of a Restricted Subsidiary.  Subject to Section 10.7, the Company will not, and will not permit any Restricted Subsidiary to, sell or otherwise dispose of any shares of Restricted Subsidiary Stock, nor will the Company permit any such Restricted Subsidiary to issue, sell or otherwise dispose of any shares of its own Restricted Subsidiary Stock, provided that the foregoing restrictions do not apply to:

(a)          the issue of directors’ qualifying shares by any such Restricted Subsidiary;

(b)         any such Transfer of Restricted Subsidiary Stock constituting a Transfer described in clause (a) of the definition of “Asset Disposition”; and

(c)         the Transfer of the Restricted Subsidiary Stock of a Restricted Subsidiary owned by the Company and its other Subsidiaries; provided that such Transfer satisfies the requirements of Section 9.6 and Section 10.6.

Section 10.9.    Limitations on Subsidiaries, Partnerships and Joint Ventures.  The Company will not, and will not permit any of its Restricted Subsidiaries to, own or create directly or indirectly any Restricted Subsidiaries other than (a) any Restricted Subsidiary which is a Regulated Entity, (b) any Restricted Subsidiary which is a Guarantor on the date of this Agreement and (c) any Restricted Subsidiary formed after the date of this Agreement that becomes a Guarantor under the Guaranty Agreement pursuant to Section 9.7.  The Company shall not, and shall not permit any Restricted Subsidiary to, become or agree to become (1) a general or limited partner in any general or limited partnership, except that the Company may be a general or limited partner in any Subsidiary and any Restricted Subsidiary may be a general or limited partner in any other Subsidiary and except that the Company and its Restricted Subsidiaries may be a limited partner in a Permitted Related Business Opportunity, (2) a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Company may be a member or manager of, or hold limited liability company interests in, its Subsidiaries and Restricted Subsidiaries may be members or managers of, or hold limited liability company interests in, other Subsidiaries and except that the Company and its Restricted Subsidiaries may be members or managers of, or hold limited liability company interests in a Permitted Related Business Opportunity or (3) a joint venturer or hold a joint venture interest in any joint venture, except that the Company and its Restricted Subsidiaries may become a joint venturer in or hold a joint venture interest in any joint venture that is a Permitted Related Business Opportunity.

Section 10.10.      [Reserved].

Section 10.11.     Nature of Business.  The Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially and materially changed from the general nature of the business in which the Company and its Restricted Subsidiaries are engaged on the date of this Agreement.

Section 10.12.     Transactions with Affiliates.  Except in the case of a Permitted Related Business Opportunity, the Company will not, and will not permit any Restricted Subsidiary to, enter into, directly or indirectly, any Material transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company, a Restricted Subsidiary or New Jersey Natural Gas), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.13.     Designation of Restricted and Unrestricted Subsidiaries.  (a) Subject to Section 10.13(b), the Company may designate any Subsidiary to be a Restricted Subsidiary and may designate any Restricted Subsidiary to be an Unrestricted Subsidiary by giving written notice to each holder of Notes that the Board of Directors of the Company has made such designation, provided, however, that no Subsidiary may be designated a Restricted Subsidiary and no Restricted Subsidiary may be designated an Unrestricted Subsidiary unless, at the time of such action and after giving effect thereto, (1) solely in the case of a Restricted Subsidiary being designated an Unrestricted Subsidiary, such Restricted Subsidiary being designated an Unrestricted Subsidiary shall not have any continuing Investment in the Company or any other Restricted Subsidiary and (2) no Default or Event of Default shall have occurred and be continuing (provided that, with respect to Sections 10.1 and 10.2, calculation of compliance therewith shall be made as of the date of determination under this Section 10.13 and not as of the end of the immediately preceding fiscal quarter of the Company).  Any Restricted Subsidiary which has been designated an Unrestricted Subsidiary and which has then been redesignated a Restricted Subsidiary, in each case in accordance with the provisions of the first sentence of this Section 10.13, shall not at any time thereafter be redesignated an Unrestricted Subsidiary without the prior written consent of the Required Holders.  Any Unrestricted Subsidiary which has been designated a Restricted Subsidiary and which has then been redesignated an Unrestricted Subsidiary, in each case in accordance with the provisions of the first sentence of this Section 10.13, shall not at any time thereafter be redesignated a Restricted Subsidiary without the prior written consent of the Required Holders.  If the Company enters into any credit facility or note purchase agreement (or any amendment thereof) after the date of this Agreement and New Jersey Natural Gas shall be designated as a “restricted subsidiary” thereunder, then the Company shall, within 10 Business Days of its entering into such credit facility or note purchase agreement (or any amendment thereof), designate New Jersey Natural Gas as a Restricted Subsidiary under this Agreement.  If the Company enters into any credit facility or note purchase agreement (or any amendment thereof) after the date of this Agreement and New Jersey Natural Gas shall be subjected to any negative covenants of the type included in this Section 10 of such credit facility or note purchase agreement, then and in any such event the Company shall give written notice thereof to each holder not later than 30 days following the date of execution of any such agreement or amendment.  Effective on the date of execution of any such agreement or amendment, such additional covenant that is included in such agreement or amendment and any related definitions shall be deemed to have been incorporated herein.  The Company further covenants to promptly execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the holders) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such additional covenant.

(b)         The Company will cause each Subsidiary that is designated as a Restricted Subsidiary in Schedule 5.4 on the date of this Agreement to at all times remain a Restricted Subsidiary.

Section 10.14.     Economic Sanctions, Etc.  The Company covenants that it will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 11.           Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)         the Company defaults in the payment of any principal or Make-Whole Amount on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)        the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)       the Company defaults in the performance of or compliance with any term contained in any of Section 9.6 through Section 9.8, inclusive, Section 10.1 through Section 10.9, inclusive, or Section 10.14; or

(d)         the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11 and other than Section 9.10) and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)         any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company or any Guarantor in this Agreement, the Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)          (1) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $30,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto or (2) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $30,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (i) the Company or any Significant Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $30,000,000 (or its equivalent in the relevant currency of payment) or (ii) one or more Persons have the right to require the Company or any Significant Subsidiary so to purchase or repay such Debt; or

(g)         the Company or any Significant Subsidiary is in default under the terms of any agreement involving any off‑balance sheet transaction (including any asset securitization, sale/leaseback transaction or Synthetic Lease) with obligations in the aggregate thereunder for which the Company or any Significant Subsidiary may be obligated in an amount in excess of $30,000,000 (or its equivalent in the relevant currency of payment), and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto) any obligation when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any obligation or the termination of such agreement; or

(h)        the Company or any Significant Subsidiary described in clauses (b) or (c)  of the definition thereof (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes corporate action for the purpose of any of the foregoing; or

(i)          a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

(j)         a final judgment or judgments for the payment of money aggregating in excess of $30,000,000 (or its equivalent in the relevant currency of payment) (exclusive of amounts fully covered by valid and collectible insurance in respect thereof subject to customary deductibles) are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 45 days after entry thereof (or such shorter period as judgment creditors are stayed pursuant to applicable law from executing on such judgment or judgments), bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay (or such shorter period as judgment creditors are stayed pursuant to applicable law from executing on such judgment or judgments); or

(k)         (1) default shall occur under the Guaranty Agreement to which a Significant Subsidiary described in clause (b) of the definition thereof is a party, and such default shall continue beyond the period of grace, if any, allowed with respect thereto, or (2) the Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority or court that such agreement is invalid, void or unenforceable or any Guarantor shall contest or deny in writing the validity or enforceability of the Guaranty Agreement; or

(l)         if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan on other than a standard basis shall have been filed with the PBGC by the Company or any ERISA Affiliate or the PBGC shall have notified the Company or any ERISA Affiliate of the institution of proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or  that a Plan is the subject of any such proceedings, (3) the present value of the aggregate “amount of unfunded benefit liabilities” within the meaning of Section 4001(a)(18) of ERISA under all Plans (determined in accordance with Title IV of ERISA, as of the end of the most recent Plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation), shall exceed the aggregate actuarial value of their assets by more than $25,000,000, (4) the Company or any ERISA Affiliate shall have incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans with respect to any Plan, other than for claims for benefits and funding obligations in the ordinary course, (5) the Company or any ERISA Affiliate incurs withdrawal liability with respect to any Multiemployer Plan or (6) the Company or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any ERISA Affiliate thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(l), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12.          Remedies on Default, Etc.

Section 12.1.      Acceleration.  (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (1) of paragraph (h) or described in clause (6) of paragraph (h) by virtue of the fact that such clause encompasses clause (1) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)         If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)         If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (2) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law) shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of the Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.       Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in any Note or in the Guaranty Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.       Rescission.  At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.      No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, the Guaranty Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 13.           Registration; Exchange; Substitution of Notes.

Section 13.1.      Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.     Transfer and Exchange of Notes.  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.      Replacement of Notes.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)        in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)          in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.           Payments on Notes.

Section 14.1.      Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of U.S. Bank Trust Company, National Association in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.      Home Office Payment.  So long as any Purchaser of the Notes or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A with respect to the Notes, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

Section 14.3.        FATCA Information.  By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder.  Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.

Section 15.           Expenses, Etc.

Section 15.1.      Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay the reasonable out-of-pocket costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related thereto, with the SVO, (which costs and expenses shall not exceed $5,000 without the prior written consent of the Company) and all out-of-pocket costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers or any other holder of a Note in connection with the transactions contemplated hereby and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the Guaranty Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the out-of-pocket costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or the Guaranty Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or the Guaranty Agreement, or by reason of being a holder of any Note and (b) the out-of-pocket costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes and by the Guaranty Agreement.  If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

The Company will pay, and will save the Purchasers and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by such Person), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 15.2.      Certain Taxes.  The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Guaranty Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 15.3.      Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the Guaranty Agreement, and the termination of this Agreement or the Guaranty Agreement.

Section 16.           Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement, the Guaranty Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.           Amendment and Waiver.

Section 17.1.       Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser or holder of a Note unless consented to by such Purchaser or holder in writing and (b) no such amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon satisfaction of the conditions to Closing that appear in Section 4 or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2.        Solicitation of Purchasers and Holders of Notes.

(a)         Solicitation.  The Company will provide each Purchaser and each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or the Guaranty Agreement.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 or the Guaranty Agreement to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b)         Payment.  The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide any other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of the Guaranty Agreement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c)         Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17 or the Guaranty Agreement by a holder of a Note that has transferred a portion or has agreed to transfer all or a portion of its Notes to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates and, in each case, has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.       Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 or the Guaranty Agreement applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and any Purchaser or holder of any Note nor any delay in exercising any rights hereunder or under any Note or the Guaranty Agreement shall operate as a waiver of any rights of any Purchaser or holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4.     Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of all or the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Guaranty Agreement or the Notes, or have directed the taking of any action provided herein or in the Guaranty Agreement or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.           Notices.

Except to the extent otherwise provided in Section 7 with respect to Electronic Delivery, all notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid).  Any such notice must be sent:

(1)        if to any Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing,

(2)         if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(3)        if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer of the Company, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.           Reproduction of Documents.

This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers on the date of this Agreement or the holders of Notes at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or holder of the Notes, may be reproduced by such Purchaser or such holder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser or such holder may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by any Purchaser or holder of the Notes in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other Purchaser or holder of a Note from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.           Confidential Information.

For the purposes of this Section 20, “Confidential Information” shall mean information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure (provided, however, that to such Purchaser’s actual knowledge, the source of such information was not, at the time of disclosure to such Purchaser, bound by a confidentiality agreement with the Company or its Subsidiaries relating to such information), (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary (provided, however, that to such Purchaser’s actual knowledge, the source of such information was not, at the time of disclosure to such Purchaser, bound by a confidentiality agreement with the Company or its Subsidiaries relating to such information) or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and such individuals are bound by the terms of this Section 20 or agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20), (2) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (5) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (6) any Federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or the Guaranty Agreement (provided with respect to subclauses (i) (except where required disclosure of the purchase of the Notes is to be made to any supervisory or regulatory body during the normal course of its exercise of its regulatory or supervisory function over such Purchaser and consistent with such Purchaser’s usual practice), (ii) and (iii) that, to the extent not prohibited by applicable law, rule, regulation or order, such Purchaser shall use commercially reasonable efforts to notify the Company of such pending disclosure so that the Company may seek a protective order or to pursue such further legal action as may be necessary to preserve the privileged nature and confidentiality of the Confidential Information).  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through Intralinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

Section 21.           Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, wherever the word “Purchaser” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser with respect to the Notes so purchased by such Affiliate.  In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “Purchaser” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

Section 22.           Miscellaneous.

Section 22.1.       Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.7, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2.       Submission to Jurisdiction; Waiver of Jury Trial.  (a) The Company hereby irrevocably submits to the non-exclusive jurisdiction of any State of New York court or any Federal court located in New York County, New York, New York for the adjudication of any matter arising out of or relating to this Agreement, and consents to the service of all writs, process and summonses by registered or certified priority or express mail out of any such court or by service of process on the Company at its address to which notices are to be given pursuant to Section 18 hereof and hereby waives any requirement to have an agent for service of process in the State of New York.  Nothing contained herein shall affect the right of any holder of the Notes to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where the Company may be amenable to suit.  The Company hereby irrevocably waives any objection to any suit, action or proceeding in any New York court or Federal court located in New York County, New York, New York on the grounds of venue and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)        THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 22.3.       Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.4.       Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  Notwithstanding the foregoing, (a) if at any time any change in GAAP or in the application of GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Company or the Required Holders shall so request, the holders of Notes and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change in GAAP shall have become effective, (b) each financial ratio or requirement set forth in this Agreement shall be computed (i) to exclude any change to lease accounting rules from those in effect pursuant to Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on February 16, 2018 and (ii) using the methodology for the recognition of investment tax credits for solar generation projects used by the Company in the fiscal year ending September 30, 2019 and (c) the Company shall provide to the holders of Notes, concurrently with the delivery of the financial statements required under this Agreement and as reasonably requested by any holder of Notes hereunder, a reconciliation between the calculation of any such financial ratio or requirement made before and after giving effect to such changes in GAAP or the application thereof described in the foregoing clauses (a) and (b).  For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Debt”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.5.      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.6.      Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.7.      Counterparts; Electronic Contracting.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  The parties agree to electronic contracting and signatures with respect to this Agreement, the Guaranty Agreement and any other agreement and instrument hereunder (other than the Notes).  Delivery of an electronic signature to, or a signed copy of, this Agreement, the Guaranty Agreement and any other agreement or instrument delivered hereunder (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.  Notwithstanding the foregoing, if any Purchaser shall request manually signed counterpart signatures to any agreement or instrument hereunder, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

Section 22.8.       Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

(Remainder of Page Left Intentionally Blank)

The execution hereof by the Purchasers shall constitute a contract between the Company and the Purchasers for the uses and purposes and on the terms hereinabove set forth.

Very truly yours,

New Jersey Resources Corporation

By:	/s/ Daniel Sergott
Name:	Daniel Sergott
Title:	Treasurer

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Catastrophe Reinsurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

Garrison Property & Casualty Insurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

United Services Automobile Association

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Note Purchase Agreement]

USAA Casualty Insurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

USAA General Indemnity Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Note Purchase Agreement]

USAA Life Insurance Company of New York

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

USAA Life Insurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

The United States Life Insurance Company in the City of New York

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Note Purchase Agreement]

American International Group UK Limited

By:	BlackRock Financial Management, UK
Limited., as Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

Lexington Insurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Note Purchase Agreement]

Commerce and Industry Insurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

National Union Fire Insurance Company of Pittsburgh Pa

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

American Home Assurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Note Purchase Agreement]

Union Fidelity Life Insurance Company

By:	BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Pacific Life Insurance Company

By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Teachers Insurance and Annuity Association of America, a New York domiciled life insurance company

By:	Nuveen Alternatives Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Greg Miller
Name: Greg Miller
Title: Senior Director

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Voya Private Credit Trust Fund-Goldman Sachs

By:	Voya Investment Trust Co., as Trustee

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Senior Vice President

AAA Life Insurance Company Auto Club Life Insurance Company Automobile Club of Southern California Life Insurance Company Pacific Beacon Life Reassurance Inc. State Compensation Insurance Fund Health Options, Inc. Blue Cross and Blue Shield of Florida, Inc.

By:	Voya Investment Management Co. LLC, as Agent

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Senior Vice President

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Enact Mortgage Insurance Corporation

By:	/s/ Wm. Stuart Shepetin
Name: Wm. Stuart Shepetin
Title: Investment Officer

Genworth Life Insurance Company

By:	/s/ Wm. Stuart Shepetin
Name: Wm. Stuart Shepetin
Title: Investment Officer

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

CoBank, ACB

By:	/s/ Jared A. Greene
Name: Jared A. Greene
Title: Assistant Corporate Secretary

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Gerber Life Insurance Company

By:	/s/ Kevin L. Howard
Name: Kevin L. Howard
Title: Vice President

By:	/s/ Jay V. Johnson
Name: Jay V. Johnson
Title: Vice President

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

Continental Casualty Company

By:	/s/ Anthony Pelafas
Name: Anthony Pelafas
Title: Vice President

[Signature Page to Note Purchase Agreement]

The foregoing is hereby agreed
to as of the date hereof.

TransAmerica Life Insurance Company

BY:	AEGON USA Investment Management LLC, its investment manager

By:	/s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President

[Signature Page to Note Purchase Agreement]

Information Relating to Purchasers

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Catastrophe Reinsurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$100,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

Schedule A
(to Note Purchase Agreement)

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Garrison Property & Casualty Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$200,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	United Services Automobile Association c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	USAA Casualty Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$700,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	USAA General Indemnity Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$300,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	USAA Life Insurance Company of New York c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$100,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	USAA Life Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$500,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	USAA Life Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$500,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	USAA Life Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$2,200,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Union Fidelity Life Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$2,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com GroupAltsClosingsUS@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupPrivate-Closings@blackrock.com
Email: GroupIGPrivates@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	American Home Assurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$1,200,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupIGPrivates@blackrock.com
Email: GroupAltsClosingsUS@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	National Union Fire Insurance Company of Pittsburgh PA c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$1,100,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupIGPrivates@blackrock.com
Email: GroupAltsClosingsUS@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Commerce and Industry Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$100,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupIGPrivates@blackrock.com
Email: GroupAltsClosingsUS@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Lexington Insurance Company c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$1,100,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupIGPrivates@blackrock.com
Email: GroupAltsClosingsUS@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	American International Group UK Limited c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$700,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Violet Osterberg
Email: Violet.Osterberg@blackrock.com
Telephone: (212) 810-5854

Group Email
Email: GroupIGPrivates@blackrock.com
Email: GroupAltsClosingsUS@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	The United States Life Insurance Company in the City of New York c/o BlackRock Financial Management, Inc. 50 Hudson Yards New York, NY 10001	$4,200,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for all notices and communications via email to: GroupIGPrivates@blackrock.com GroupUSPCIndia@blackrock.com aigprivateassetservicing@blackrock.com

(3)
Contact information for all operational communications:

Email: GroupAltsClosingsUS@blackrock.com
Telephone: (212) 810-8358

David Birnbaum
Email: David.Birnbaum@blackrock.com
Telephone: (646) 231-1640

Matteo Guarino
Email: Matteo.Guarino@blackrock.com
Telephone: (609) 282-3168

(3)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(4)	Nominee: None

(5)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Pacific Life Insurance Company 700 Newport Center Drive, 3rd Floor Newport Beach, CA 92660	$15,000,000

(1)	All payments of principal and interest shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices of payments and written confirmations of such wire transfers:

The Bank of New York Mellon
Attn: Pacific Life Accounting Team
One Mellon Bank Center – Room 1130
Pittsburgh, PA 15258-0001

and

Pacific Life Insurance Company
Attn: IM – Cash Team
700 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-718-5845

(3)	Address for all other communications: Pacific Life Insurance Company Attn: IM – Credit Analysis 700 Newport Center Drive Newport Beach, CA 92660-6397 Email: PrivatePlacementCompliance@PacificLife.com

(4)	Address for physical delivery of the Notes: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: Mac & Co., as nominee for Pacific Life Insurance Company

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Teachers Insurance and Annuity Association of America 730 Third Avenue New York, NY 10017	$15,000,000

(1)
All payments on or in respect of the Note held by Teachers Insurance and Annuity Association of America shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for notices with respect to payments and prepayments of the Note shall be sent to:

NuveenPrivatePlacements@nuveen.com,
DL_PrivatePlacementNotifications@tiaa.org,
KCTIAAGenCustodian@StateStreet.com, and
KCTIAAGenInvManagers@StateStreet.com

copy to:

JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)
Address for all notices and communications, including notices with respect to payments and prepayments:

Teachers Insurance and Annuity Association of America
c/o Nuveen Alternatives Advisors LLC
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Attn: Private Placements
Email:    NuveenPrivatePlacements@nuveen.com
 DL_InvestmentsCenterofExcellence@tiaa.org
 KCTIAAGenCustodian@StateStreet.com
 KCTIAAGenInvManagers@StateStreet.com

Telephone:       (704) 988-4349 (Name: Ho-Young Lee)
           (212) 916-4000 (General Number)
Facsimile:         (704) 988-4916

copy to:

Nuveen Alternatives Advisors LLC
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262-8500
Attn:          Legal Department
Attn:          Trevor Sanford, Associate General Counsel
E-mail:      Trevor.Sanford@nuveen.com
Telephone: (704) 988-4092
    (212) 916-4000 (General Number)

(4)	Address for Servicer Reports (or the equivalent) shall be delivered electronically to: Email: NuveenPrivatePlacements@nuveen.com and DL_Valuations-PrivateABS@tiaa.org

(5)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(6)	Nominee: None.

(7)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Voya Investment Trust Co., as trustee for the Voya Private Credit Trust Fund - Goldman Sachs 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$2,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Trust Co.
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	AAA Life Insurance Company 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Auto Club Life Insurance Company 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Automobile Club of Southern California Life Insurance Company 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$2,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Pacific Beacon Life Reassurance Inc. 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	State Compensation Insurance Fund 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: BAND & CO.

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Health Options, Inc. 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Blue Cross and Blue Shield of Florida, Inc. 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327	$1,000,000

(1)
All payments on account of the Note held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices relating to payments and audit confirmations:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaIMPCOperations@voya.com

(3)
Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@voya.com and chad.lewis@voya.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Enact Mortgage Insurance Corporation 3001 Summer Street, 4th Floor Stamford, CT 06905	$4,000,000

(1)	All payments on or in respect of the Note shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for notices with respect to corporate actions, including payments and prepayments and written confirmation of each such payment or prepayment, including interest payment and prepayment, redemptions, premiums, make wholes, and fees:

The Bank of New York
Income Collection Department
P.O. Box 392002
Pittsburgh, PA 15251
Attn: Income Collection Department
Ref: Genworth, 142675
P&I Contact: ppservicing@BNYmellon.com

Copy via email to: GNW.privateplacements@genworth.com and ppservicing@BNYmellon.com

Additional copy to:

Genworth Financial, Inc.
3001 Summer Street
Stamford, CT 06905
Attn: Private Placements
Telephone: (203) 708-3300
Fax: (203) 708-3308

(3)
Address for all other notices and communications:

Genworth Financial, Inc.
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements/Trade Operations
Telephone: (203) 708-3300
Fax: (203) 708-3308
Email: GNW.privateplacements@genworth.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: HARE & CO., LLC (as nominee for Enact Mortgage Insurance Corporation)

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Genworth Life Insurance Company 3001 Summer Street, 4th Floor Stamford, CT 06905	$2,000,000 $2,000,000 $2,000,000

(1)	All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for notices with respect to corporate actions, including payments and prepayments and written confirmation of each such payment or prepayment, including interest payment and prepayment, redemptions, premiums, make wholes, and fees:

The Bank of New York
Income Collection Department
P.O. Box 392002
Pittsburgh, PA 15251
Attn: Income Collection Department
Ref: Genworth, 364781
P&I Contact: ppservicing@BNYmellon.com

Copy via email to: GNW.privateplacements@genworth.com and ppservicing@BNYmellon.com

Additional copy to:

Genworth Financial, Inc.
3001 Summer Street
Stamford, CT 06905
Attn: Private Placements
Telephone: (203) 708-3300
Fax: (203) 708-3308

(3)
Address for all other notices and communications:

Genworth Financial, Inc.
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements
Telephone: (203) 708-3300
Fax: (203) 708-3308
Email: GNW.privateplacements@genworth.com

(4)	Address for physical delivery of the Notes: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: HARE & CO., LLC (as nominee for Genworth Life Insurance Company)

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	CoBank, ACB 6340 S. Fiddlers Green Circle Greenwood Village, CO 80111	$10,000,000

(1)	All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for notices and communications related to operational matters (including repayments and funding):

Primary Contact:
Scott Kendall
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Telephone: (303) 740-4017

Secondary Contact:
Rick Kruger
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Telephone: (303) 740-4101

via email to: LOANADMINNOTICES@COBANK.COM

(3)
Address for notices and communications relating to compliance matters and financial statements:

Valerie Webster
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Telephone: (303) 740-4366
Email: vwebster@cobank.com

(4)
Address for all other notices and communications:

Primary Contact:
Dave Willis
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Telephone: (303) 793-2172
Email: dwillis@cobank.com

Secondary Contact:
Valerie Webster
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Telephone: (303) 740-4366
Email: vwebster@cobank.com

(5)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(6)	Nominee: None

(7)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Gerber Life Insurance Company 400 East Fourth Street, MS 80 Cincinnati, OH 45202	$10,000,000

(1)	All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to the Company under separate cover.

(2)	Address for notices of payments, wire transfers and audit confirmations: Gerber Life Insurance Company 400 East Fourth Street, MS 80 Cincinnati, OH 45202-3302 Email: invacctg@wslife.com

(3)	Address for all other communications: Fort Washington Investment Advisors Suite 1200 - Private Placements 303 Broadway Cincinnati, OH 45202 Email: privateplacements@fortwashington.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: Hare & Co LLC, on behalf of Gerber Life Insurance Company

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Continental Casualty Company 151 N. Franklin Street, 15th Floor Chicago, IL 60606	$7,000,000

(1)	All payments by wire transfer of immediately available funds to: Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices of fundings, payments and written confirmation of wire transfers:

Continental Casualty Company
151 N. Franklin Street, 15th Floor
Attn: Private Placements – Anthony Pelafas
Chicago, IL 60606

and via email to:

PrivatePlacements@cna.com
investmentoperations@cna.com
treasurycashoperations@cna.com
cauferio@loews.com

(3)
Address for all other notices and communications (send via email only unless electronic copy of such notice or communication is not available, then send via fax):

Continental Casualty Company
151 N. Franklin Street
Chicago, IL  60606
Attn: Anthony Pelafas, 15th Floor
Telephone: (312) 822-2479
Email: anthony.pelafas@cna.com; PrivatePlacements@cna.com; and cauferio@loews.com copy to:

Loews Corporation
9 West 57th Street
New York, NY 10019
Attn: Matthew Meyer, 19th Floor
Email: mmeyer@loews.com
Phone: (212) 521-2454

Loews Corporation
9 West 57th Street
New York, NY 10019
Attn: Diana Jin, 19th Floor
Email: djin@loews.com
Phone: (212) 521-2325

Loews Corporation
9 West 57th Street
New York, NY 10019
Attn: Eduardo Rea, 19th Floor
E-mail: erea@loews.com
Phone: (212) 521- 2221

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

	Name and Address of Purchaser	Principal Amount of Notes to be Purchased

	Transamerica Life Insurance Company 6300 C Street SW Cedar Rapids, IA 52499	$7,000,000

(1)	All payments shall be made by wire transfer to: Wire instructions redacted and provided to the Company under separate cover.

(2)
Address for all notices and confirmation of payment:

AEGON USA Investment Management, LLC
Attn: AAM GA Portfolio Accounting MS 3G-CR
6300 C Street SW
Cedar Rapids, IA 52499
Email: shinvcash@aegonam.com
Ref: PPN: 646025 F@0

and to:

AEGON USA Investment Management, LLC
Attn: Private Placements MS 3C-CR
6300 C Street SW
Cedar Rapids, IA 52499
Email: privateplacements@aegonam.com and cpahlke@aegonam.com
Ref: PPN: 646025 F@0

(3)
Address for all other notices and communications:

AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 3C-CR
6300 C Street SW
Cedar Rapids, IA 52499
Telephone: (319) 355-2429
Email: privateplacements@aegonam.com and cpahlke@aegonam.com

(4)	Address for physical delivery of the Note: Delivery instructions redacted and provided to Company under separate cover.

(5)	Nominee: None

(6)	U.S. Tax Identification Number: Redacted and provided to Company under separate cover.

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptable Rating Agency” shall mean (a) Fitch, Moody’s, S&P, DBRS/Morningstar or Kroll, or (b) any other credit rating agency that is recognized as a nationally recognized statistical rating organization by the SEC and approved by the Required Holders, so long as, in each case, any such credit rating agency described in clause (a) or (b) above continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC.

“Affiliate” shall mean, (a) at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of equity or Voting Stock of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of equity or Voting Stock.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” shall mean this Note Purchase Agreement, including all Schedules and Exhibits attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including, but not limited to the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including but not limited to the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Asset Disposition” shall mean any Transfer except:

(a)          any

(1)          Transfer from a Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary; and

(2)          Transfer from the Company to a Wholly-Owned Restricted Subsidiary;

Schedule B
(to Note Purchase Agreement)

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default shall exist (provided that, with respect to Sections 10.1 and 10.2, calculation of compliance therewith shall be made as of any date of determination hereof and not as of the end of the immediately preceding fiscal quarter of the Company); and

(b)       any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Restricted Subsidiaries or that is obsolete.

“Bank Credit Agreement” shall mean (i) that certain Second Amended and Restated Credit Agreement by and among New Jersey Resources Corporation, each of the guarantors party thereto, with the several lenders party thereto, and PNC Bank, National Association, as Administrative Agent, , dated as of September 2, 2021 and as amended by the First Amendment, dated as of August 30, 2022, and the Second Amendment, dated as of August 7, 2024, or (ii) any other primary credit facility for the Company, in each case as the same may be amended, restated, increased, refinanced, replaced or otherwise modified or any successor thereto.

“Blocked Person” shall mean (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (ii) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (iii) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (i) or (ii).

“Business Day” shall mean (a) for purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Wall, New Jersey or New York, New York are required or authorized to be closed.

“Capital Lease” shall mean, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Closing” is defined in Section 3.

“Closing Date” is defined in Section 3.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” shall mean New Jersey Resources Corporation, a New Jersey corporation, or any Successor Corporation.

“Confidential Information” is defined in Section 20.

“Consolidated Shareholders’ Equity” shall mean, as of any date of determination, the sum of the amounts under the headings “Common Shareholders’ Equity” and “Preferred Shareholders’ Equity” on the balance sheet, prepared in accordance with GAAP, for the Company, its Restricted Subsidiaries and New Jersey Natural Gas on a consolidated basis.

“Consolidated Tangible Assets” shall mean, as of any date of determination, the total assets of the Company, its Restricted Subsidiaries and New Jersey Natural Gas that would be shown as assets on a consolidated balance sheet of the Company, its Restricted Subsidiaries and New Jersey Natural Gas as of such time determined on a consolidated basis in accordance with GAAP after subtracting therefrom the aggregate amount of all intangible assets of the Company, its Restricted Subsidiaries and New Jersey Natural Gas, including, without limitation, all goodwill, franchises, licenses, patents, trademarks, trade name, copyrights, service marks and brand names.

“Consolidated Total Capitalization” shall mean, as of any date of determination, the sum of (a) Consolidated Total Debt and (b) Consolidated Shareholders’ Equity.

“Consolidated Total Debt” shall mean, as of any date of determination, without duplication, the total of all Debt of the Company, its Restricted Subsidiaries and New Jersey Natural Gas determined on a consolidated basis in accordance with GAAP.

For purposes of determining “Consolidated Total Debt,” there shall be excluded from any such determination Debt of Securitization Subsidiaries that are Restricted Subsidiaries (but not Debt of the Company, any other Restricted Subsidiary or New Jersey Natural Gas) incurred pursuant to Receivables Securitization Transactions in an amount for principal and accrued and unpaid interest not to exceed $100,000,000 in the aggregate.

“Control” is defined in the definition of “Affiliate”, “Controlling” and “Controlled” shall have the meanings correlative thereto.

“Controlled Entity” shall mean (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates.

“DBRS/Morningstar” shall mean DBRS, Inc., or, if applicable, its successor.

“Debt” as to any Person at any time, shall mean, without duplication, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money, (b) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (c) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate or currency exchange rate management device, (d) any other transaction (including forward sale or purchase agreements, Capital Leases, Synthetic Leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than 30 days past due), (e) the net indebtedness, obligations and liabilities of such Person under any Hedging Contract to the extent constituting “indebtedness,” as determined in accordance with GAAP, adjusted downward dollar for dollar for any related margin collateral account balances maintained by such Person, (f) any Guaranty of any Hedging Contract described in the immediately preceding clause (e), (g) any Guaranty of Debt for borrowed money, (h) any Hybrid Security described in clause (a) of the definition of Hybrid Security or (i) the mandatory repayment obligation of the issuer of any Hybrid Security described in clause (b) of the definition of Hybrid Security.

“Debt Prepayment Application” shall mean, with respect to any Transfer of property, the application by the Company of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt of the Company (other than Senior Debt owing to any Subsidiary or Affiliate and Senior Debt in respect of any revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt); provided that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.7 in a principal amount that equals the Ratable Portion for such Note.

“Debt Rating” shall mean the debt rating of the Notes as determined from time to time by any Acceptable Rating Agency.

“Default” shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” as of any date shall mean, with respect to the Notes, that rate of interest that is the greater of (a) 2.00% per annum over the rate of interest specified in the first paragraph of such Note, or (b) 2.00% per annum over the rate of interest publicly announced by U.S. Bank National Association in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Disposition Value” shall mean, at any time, with respect to any property:

(a)       in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

(b)       in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

“Distribution” shall mean, in respect of any corporation, association or other business entity: (a) dividends or other distributions or payments on capital stock or other equity interests of such corporation, association or other business entity (except distributions in such stock or other equity interests); and (b) the redemption or acquisition of such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” shall mean any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“FATCA” shall mean (i) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (ii) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (i), and (iii) any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fitch” shall mean Fitch, Inc. or, if applicable, its successor.

“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” shall mean

(a)          the government of

(1)          the United States of America or any State or other political subdivision thereof, or

(2)         any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)         any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” shall mean any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantor” is defined in Section 2.2.

“Guaranty” shall mean, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)          to purchase such Debt or obligation or any property constituting security therefor;

(b)         to advance or supply funds (1) for the purchase or payment of such Debt or obligation or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c)         to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d)         otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Guaranty Agreement” is defined in Section 2.2.

“Guaranty Supplement” is defined in Section 9.7(a).

“Hazardous Materials” shall mean any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances).

“Hedging Contract” shall mean any transaction entered into by the Company, any of its Restricted Subsidiaries or New Jersey Natural Gas with respect to hedging or trading of gas contracts or other commodity, hedging contracts of any kind, or any derivatives or other similar financial instruments of the Company, its Restricted Subsidiaries and New Jersey Natural Gas.

“holder” shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Hybrid Security” shall mean any of the following: (a) beneficial interests issued by a trust which constitutes a Subsidiary of the Company or any Guarantor substantially all of the assets of which trust are unsecured Debt of the Company or any Guarantor or any Subsidiary of the Company or any Guarantor or proceeds thereof, and all payments of such Debt are required to be, and are, distributed to the holders of beneficial interests in such trust promptly after receipt by such trust or (b) any shares of capital stock or other equity interests that, other than solely at the option of the issuer thereof, by their terms (or by the terms of any security into which they are convertible or exchangeable) are, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, in whole or in part, or have, or upon the happening of an event or the passage of time would have, a redemption or similar payment.

“Inactive Subsidiary” shall mean, at any time, any Subsidiary of any Person, which Subsidiary (a) does not conduct any business or have operations and (b) does not have total assets with a net book value, as of any date of determination, in excess of $100,000.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” shall mean (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

“Investment” shall mean any investment, made in cash or by delivery of property, by any Person (a) in any other Person, whether by acquisition of stock, Debt or other obligation or security, or by loan, Guaranty, advance, capital contribution or otherwise or (b) in any property.

“Investor Presentation” is defined in Section 5.3.

“Kroll” shall mean Kroll Bond Rating Agency, LLC or, if applicable, its successor.

“Lien” shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease or Synthetic Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.6.

“Material” shall mean material in relation to the business, operations, affairs, financial condition, assets or properties of the Company, its Restricted Subsidiaries and New Jersey Natural Gas, taken as a whole.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, its Restricted Subsidiaries and New Jersey Natural Gas, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Guarantor which is a Significant Subsidiary described in clause (b) of the definition thereof to perform its obligations under the Guaranty Agreement or (d) the validity or enforceability of this Agreement, the Notes or the Guaranty Agreement.

“Moody’s” shall mean Moody’s Investor Service, Inc. or, if applicable, its successor.

“Multiemployer Plan” shall mean any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA) with respect to which the Company or any ERISA Affiliate has any liability.

“NAIC” shall mean the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Proceeds Amount” shall mean, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a)        the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b)         all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

“New Jersey Natural Gas” shall mean New Jersey Natural Gas Company, a corporation organized and existing under the laws of the State of New Jersey, which corporation is a wholly‑owned Subsidiary of the Company.

“Notes” is defined in Section 1.1.

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” shall mean any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” shall mean a certificate of a Senior Financial Officer or of any other officer of the Company or Guarantor, as applicable, whose responsibilities extend to the subject matter of such certificate.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Related Business Opportunity” shall mean any transaction with another Person (other than any Inactive Subsidiary of the Company) involving business activities or assets reasonably related or complementary to the business of the Company, its Restricted Subsidiaries and New Jersey Natural Gas as conducted on the Closing Date or as may be conducted pursuant to Section 10.11, including, without limitation, the management and marketing of storage, capacity and transportation of gas and other forms of energy, the generation, transmission or storage of gas and other forms of energy, or the access to gas and energy transmission lines, and business initiatives for the conservation and efficiency of gas and energy.

“Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or a government or agency or political subdivision thereof.

“Plan” shall mean an “employee benefit plan” (as defined in Section 3(3) of ERISA), other than a Multiemployer Plan, subject to Title I of ERISA that is maintained, or to which contributions are required to be made, by the Company or any ERISA Affiliate, or any prior “employee benefit plan” as to which the Company or any ERISA Affiliate has any liability.

“Priority Debt” shall mean (without duplication) the sum of (a) unsecured Debt of Restricted Subsidiaries and indebtedness, obligations and liabilities of Restricted Subsidiaries constituting Debt pursuant to clause (e) of the definition of Debt in this Agreement other than (1) Debt owed to the Company or a Wholly-Owned Restricted Subsidiary, (2) Debt outstanding at the time such Person became a Subsidiary provided that such Debt shall not have been incurred in contemplation of such Person becoming a Subsidiary and (3) unsecured Debt of a Guarantor under (i) the Guaranty Agreement and (ii) other Guaranties of Debt of the Company permitted to exist pursuant to Section 10.1 and (b) Debt of the Company secured by a Lien and Debt of any of its Restricted Subsidiaries secured by a Lien, in each case, other than Liens permitted by paragraphs (a) through (k) of Section 10.3.

“Private Rating Letter” shall mean a letter issued by an Acceptable Rating Agency in connection with any private debt rating for the Notes, which (a) sets forth the Debt Rating for the Notes, (b) refers to the Private Placement Number issued by Standard & Poor’s CUSIP Global Service in respect of the Notes, (c) addresses the likelihood of payment of both principal and interest on the Notes (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the rating reflects the Acceptable Rating Agency’s assessment of the Company’s ability to make timely payment of principal and interest on the Notes or a similar statement or (y) such letter is silent as to the Acceptable Rating Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms of the Notes as may be required from time to time by the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes and (e) shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the letter from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes.

“Private Rating Rationale Report” shall mean, with respect to any Private Rating Letter, a report issued by the Acceptable Rating Agency in connection with such Private Rating Letter setting forth an analytical review of the Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned Private Rating for the Notes, in each case, on the letterhead of the Acceptable Rating Agency or its controlled website and generally consistent with the work product that an Acceptable Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes from time to time. Such report shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the report from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes.

“property” or “properties” shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property Reinvestment Application” shall mean, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Restricted Subsidiary of operating assets of the Company or any Restricted Subsidiary to be used in the principal business of the Company or such Restricted Subsidiary.

“Purchaser” or “Purchasers” shall mean each of the purchasers whose signatures appear at the end of this Agreement and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2); provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“PTE” is defined in Section 6.2(a).

“QPAM Exemption” is defined in Section 6.2(d).

“Ratable Portion” for any Note shall mean an amount equal to the product of (a) the Net Proceeds Amount from a Transfer being applied to a Debt Prepayment Application pursuant to Section 10.6(b) multiplied by (b) a fraction, the numerator of which is the aggregate outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of all Senior Debt of the Company (other than Senior Debt owing to any Affiliate).

“Receivables Securitization Transaction” shall mean any transaction pursuant to which the Company or any Restricted Subsidiary Transfers accounts receivable to a Securitization Subsidiary and such Securitization Subsidiary incurs Debt in connection with the purchase of such accounts receivable and grants a security interest in such accounts receivable as collateral security for such Debt; provided that such Debt is non-recourse to the Company and the other Restricted Subsidiaries other than with respect to representations, warranties and indemnities entered into by the Company or the applicable Restricted Subsidiary in connection with such transaction that are customary in non-recourse securitization of receivables transactions.

“Regulated Entity” shall mean any Person that is subject under law to any of the laws, rules or regulations respecting the financial, organizational or rate regulation of electric companies, public utilities or public utility holding companies.

“Related Fund” shall mean, with respect to any holder of any Note, any fund or entity that (a) invests in securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an Affiliate of such holder or such investment advisor.

“Required Holders” shall mean, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” shall mean any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” shall mean any Distribution in respect of the Company or any Restricted Subsidiary (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another Restricted Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company or any Restricted Subsidiary of securities that would constitute treasury stock.  For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (a) the Fair Market Value of such property (determined in good faith by the Board of Directors (or equivalent governing body) of the Person making such Restricted Payment) and (b) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

“Restricted Subsidiary” shall mean each Subsidiary that is either (a) designated as a Restricted Subsidiary in Schedule 5.4 or (b) designated as a Restricted Subsidiary by the Board of Directors of the Company in accordance with Section 10.13.

“Restricted Subsidiary Stock” shall mean Subsidiary Stock of any Restricted Subsidiary.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder from time to time in effect.

“Securitization Subsidiary” shall mean any Restricted Subsidiary that (a) has been created for the sole purpose and business of purchasing and owning the accounts receivable of the Company or any other Restricted Subsidiary, (b) has no Debt outstanding other than Debt incurred in connection with the purchase of such accounts receivable and (c) does not, and by the terms of its organizational documents or contractual obligations to which it or its property is then bound cannot, own or hold any other assets or participate in any other business or incur any other Debt.

“Senior Debt” shall mean any Debt of the Company other than Debt that is in any manner subordinated in right of payment or security in any respect to the Debt evidenced by the Notes.

“Senior Financial Officer” shall mean the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Significant Subsidiary” shall mean at any time, without duplication, (a) each Guarantor, (b) each Restricted Subsidiary (including any Guarantor) that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the U.S. Securities and Exchange Commission as in effect on the Closing Date) of the Company and (c) New Jersey Natural Gas.

“Source” is defined in Section 6.2.

“S&P” shall mean S&P Global Ratings or, if applicable, its successor.

“State Sanctions List” shall mean a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient Voting Stock to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Stock” shall mean, with respect to any Person, the stock (or any options or warrants to purchase stock or other securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

“Successor Corporation” is defined in Section 10.7(a).

“SVO” shall mean the Securities Valuation Office of the NAIC or any successor to such Office.

“Synthetic Lease” shall mean any lease transaction under which the parties intend that (a) the lease will be treated as an “operating lease” by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended, or appropriate successor thereto, and (b) the lessee will be entitled to various tax benefits ordinarily available to owners (as opposed to lessees) of like property.

“Transfer” shall mean, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock.

“Unrestricted Subsidiary” shall mean each Subsidiary that is either (a) designated as an Unrestricted Subsidiary in Schedule 5.4 or (b) designated an Unrestricted Subsidiary by the Board of Directors of the Company in accordance with Section 10.13.  For the avoidance of doubt, any Subsidiary which has not been designated as either a Restricted Subsidiary or Unrestricted Subsidiary shall be deemed to be an Unrestricted Subsidiary.

“USA PATRIOT Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” shall mean those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Voting Stock” shall mean any securities of any class of a Person whose holders are entitled under ordinary circumstances to vote for the election of directors of such Person (or Persons performing similar functions) irrespective of whether at the time securities of any other class shall have or might have voting power by reason of the happening of any contingency.

“Wholly-Owned Restricted Subsidiary” shall mean, at any time, any Restricted Subsidiary 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Restricted Subsidiaries at such time.

Disclosure Materials

Annual Report on Form 10-K of New Jersey Resources Corporation for the year ended September 30, 2023.

Quarterly Reports on Form 10-Q of New Jersey Resources Corporation for the fiscal quarters ended December 31, 2023, March 31, 2024 and June 30, 2024.

Current Reports on Form 8-K of New Jersey Resources Corporation filed with the SEC on October 2, 2023, October 31, 2023, November 21, 2023, January 29, 2024, July 1, 2024, July 15, 2024 and August 9, 2024.

Schedule 5.3
(to Note Purchase Agreement)

Subsidiaries of the Company and Ownership of Subsidiary Stock

Subsidiary	Jurisdiction of Incorporation/ Formation	Percentage Ownership %	Shareholder	Status	Regulated
Adelphia Gateway, LLC	Delaware	100	NJR Midstream Company	Unrestricted	No
AR Solar LLC	New York	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Bernards Solar, LLC	New Jersey	100	NJR Clean Energy Ventures II Corporation	Restricted	No
Canal Road Solar Partners, LLC	Delaware	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Canoe Brook Solar Partners LLC	Delaware	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Cleanlight Energy, LLC	Delaware	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Commercial Realty and Resources Corp.	New Jersey	100	NJR Retail Holdings Corporation	Restricted	No
Conserve to Preserve Foundation, Inc.	New Jersey	100	New Jersey Resources Corporation	Unrestricted	No
CP East Hampton Solar I, LLC	Connecticut	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
CP East Hampton Solar II, LLC	Connecticut	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Greenville Road Solar, LLC	Rhode Island	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Howard Lane Solar, LLC	Rhode Island	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Kokomo Solar 1, LLC	Delaware	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Leaf River Energy Center LLC	Delaware	100	NJR Midstream Company	Unrestricted	No
LR Finance, LLC	Delaware	100	Leaf River Energy Center LLC	Unrestricted	No

Schedule 5.4
(to Note Purchase Agreement)

Subsidiary	Jurisdiction of Incorporation/ Formation	Percentage Ownership %	Shareholder	Status	Regulated
LSE Hercules LLC	Connecticut	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
LSE Pyxis LLC	Connecticut	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
Maybrook Solar LLC	New York	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
New Jersey Natural Gas Company	New Jersey	100	New Jersey Resources Corporation	Unrestricted	Yes
New Jersey Natural Gas Company Charity, Inc.	New Jersey	100	New Jersey Resources Corporation	Unrestricted	No
NHV Solar LLC	New Jersey	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
NJ Oak Solar, LLC	Delaware	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No
NJR Clean Energy Ventures Corporation	New Jersey	100	New Jersey Resources Corporation	Restricted	No
NJR Clean Energy Ventures II Corporation	New Jersey	100	NJR Clean Energy Ventures Corporation	Restricted	No
NJR Clean Energy Ventures III Corporation	New Jersey	100	NJR Clean Energy Ventures II Corporation	Restricted	No
NJR Energy Investments Corporation	New Jersey	100	New Jersey Resources Corporation	Restricted	No
NJR Energy Services Company, LLC	New Jersey	100	NJR Clean Energy Ventures Corporation	Restricted	No
NJR Home Services Company	New Jersey	100	NJR Retail Holdings Corporation	Restricted	No
NJR Midstream Company	New Jersey	100	NJR Midstream Holdings Corporation	Inactive Unrestricted	No
NJR Midstream Holdings Corporation	New Jersey	100	NJR Energy Investments Corporation	Restricted	No

S-5.4-2

Subsidiary	Jurisdiction of Incorporation/ Formation	Percentage Ownership %	Shareholder	Status	Regulated
NJR Plumbing Services, Inc.	New Jersey	90	NJR Home Services Company	Restricted	No
NJR Retail Company	New Jersey	100	NJR Retail Holdings Corporation	Restricted	No
NJR Retail Holdings Corporation	New Jersey	100	New Jersey Resources Corporation	Restricted	No
NJR Service Corporation	New Jersey	100	New Jersey Resources Corporation	Inactive Restricted	No
NJR Steckman Ridge Storage Company	Delaware	100	NJR Storage Holdings Company	Unrestricted	No
NJR Storage Holdings Company	Delaware	100	NJR Midstream Holdings Corporation	Restricted	No
Phoenix Fuel Management Company	New Jersey	100	NJR Retail Holdings Corporation	Restricted	No
Spartan PV 1, LLC	Delaware	100	NJR Clean Energy Ventures III Corporation	Unrestricted	No

S-5.4-3

Directors and Officers of the Company

Board of Directors	Officers
Donald L. Correll (Chairman)	Stephen D. Westhoven	President and Chief Executive Officer
Gregory E. Aliff	Roberto F. Bel	Senior Vice President and Chief Financial Officer
James H. DeGraffenreidt, Jr.	Amy Cradic	Senior Vice President and Chief Operating Officer, Non-Utility Businesses, Strategy and External Affairs
M. Susan Hardwick	Richard Reich	Senior Vice President and General Counsel
Peter C. Harvey	Lori DelGiudice	Senior Vice President, Human Resources
Jane M. Kenny	Jacqueline K. Shea	Senior Vice President and Chief Information Officer
Thomas C. O’Connor	David Johnson	Vice President, Corporate Business Development
Michael A. O’Sullivan	James W. Kent	Vice President, Corporate Risk Management
Sharon C. Taylor	Robert Pohlman	Vice President, Corporate Strategy, Clean Energy Ventures and Energy Services
Stephen D. Westhoven	Stephen Skrocki	Corporate Controller and Principal Accounting Officer
	Tejal Mehta	Corporate Secretary and Assistant General Counsel
	Daniel Sergott	Treasurer

S-5.4-4

Financials

Consolidated financial statements contained in the Annual Report on Form 10-K of New Jersey Resources Corporation for the fiscal year ended September 30, 2023.

Consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended December 31, 2023, March 31, 2024 and June 30, 2024.

Schedule 5.5
(to Note Purchase Agreement)

Certain Litigation

None.

Schedule 5.8
(to Note Purchase Agreement)

Patents, Etc.

None.

Schedule 5.11
(to Note Purchase Agreement)

Existing Debt

The following is a list of all outstanding Indebtedness of the Company, its Restricted Subsidiaries and New Jersey Natural Gas Company as of June 30, 2024 (unless otherwise indicated).

A.	THE COMPANY

1. Senior Notes	Rate	Maturity Date	Principal Amount

Unsecured Senior Notes	3.48%	11/7/24	$100,000,000
Unsecured Senior Notes	3.54%	8/18/26	$100,000,000
Unsecured Senior Notes	4.38%	6/23/27	$110,000,000
Unsecured Senior Notes	3.96%	6/8/28	$100,000,000
Unsecured Senior Notes	3.29%	7/17/29	$150,000,000
Unsecured Senior Notes	3.50%	7/23/30	$130,000,000
Unsecured Senior Notes	3.13%	9/1/31	$120,000,000
Unsecured Senior Notes	3.60%	7/23/32	$130,000,000
Unsecured Senior Notes	6.14%	12/15/32	$50,000,000
Unsecured Senior Notes	3.25%	9/1/33	$80,000,000
Unsecured Senior Notes	3.64%	9/19/34	$50,000,000

Less: Debt Issuance Cost			$(3,165,000)

			$1,116,835,000

2.	Bank Credit Agreement: As of June 30, 2024, the Company had $254,8000,000 of Notes Payable to Banks under the credit agreement described in clause (i) of “Bank Credit Agreements”.

3.	Letters of Credit: The Company has outstanding letters of credit issued pursuant to the Bank Credit Agreement in an aggregate amount of $9,331,483.

Schedule 5.15
(to Note Purchase Agreement)

B.	New Jersey Natural Gas Company[1]

First Mortgage Bonds	Rate	Maturity date	Principal Amount

Series OO	3.00%	8/1/2041	$46,500,000
Series PP	3.15%	4/15/2028	$50,000,000

Series RR	4.61%	3/13/2044	$55,000,000
Series SS	2.82%	4/15/2025	$50,000,000
Series TT	3.66%	4/15/2045	$100,000,000
Series UU	3.63%	6/21/2046	$125,000,000
Series VV	4.01%	5/11/2048	$125,000,000
Series WW	3.50%	4/1/2042	$10,300,000
Series XX	3.38%	4/1/2038	$10,500,000
Series YY	2.45%	4/1/2059	$15,000,000
Series ZZ	3.76%	7/17/2049	$100,000,000
Series AAA	3.86%	7/17/2059	$85,000,000
Series BBB	2.75%	8/1/2039	$9,545,000
Series CCC	3.00%	8/1/2043	$41,000,000
Series DDD	3.13%	6/30/2050	$50,000,000
Series EEE	3.13%	7/23/2050	$50,000,000
Series FFF	3.33%	7/23/2060	$25,000,000
Series GGG	2.87%	9/1/2050	$25,000,000
Series HHH	2.97%	9/1/2060	$50,000,000
Series III	2.97%	10/30/2051	$50,000,000
Series JJJ	3.07%	10/28/2061	$50,000,000
Series LLL	4.37%	5/27/2037	$50,000,000
Series MMM	4.71%	5/27/2052	$50,000,000
Series NNN	5.47%	10/24/2052	$125,000,000
Series OOO	5.56%	09/28/2033	$50,000,000
Series PPP	5.85%	10/30/2053	$50,000,000
Series QQQ	5.82%	06/26/2054	$125,000,000

Sub-Total First Mortgage Bonds			$1,572,845,000

Capital lease obligation-Meters		Various dates	$33,816,000

Commercial Paper			$-

Less: Debt Issuance Costs			$(10,591,000)
Total New Jersey Natural Gas Debt			$1,596,070,000

1 Pursuant to that certain Note Purchase Agreement, dated as of June 26, 2024 by and among New Jersey Natural Gas Company (“NJNG”) and the Purchasers party thereto, NJNG will issue, on or about September 30, 2024, an aggregate principal amount of $75,000,000 of its Series RRR First Mortgage Bonds at a rate of 5.49% and maturing on September 30, 2034.

S-5.15-2

C.	Clean Energy Ventures

Solar Asset Financing Obligation	$278,304,000

Total Clean Energy Ventures Long-term Debt	$278,304,000

D.	Derivative Instruments

The Company is subject primarily to commodity price risk due to fluctuations in the market price of natural gas, Solar Renewable Energy Credits (“SRECs”) and electricity. To manage this risk, the Company enters into a variety of derivative instruments including, but not limited to, futures contracts, physical forward contracts, financial options and swaps to economically hedge the commodity price risk associated with its existing and anticipated commitments to purchase and sell natural gas, SRECs and electricity. In addition, the Company is exposed to foreign currency and interest rate risk and may utilize foreign currency derivatives to hedge Canadian dollar denominated natural gas purchases and/or sales and interest rate derivatives to reduce exposure to fluctuations in interest rates. All of these types of contracts are accounted for as derivatives, unless the Company elects NPNS, which is done on a contract-by-contract election. Accordingly, all of the financial and certain of the Company's physical derivative instruments are recorded at fair value on the Unaudited Condensed Consolidated Balance Sheets.

NJR Energy Services Company (“NJRES”) chooses not to designate its financial commodity and physical forward commodity derivatives as accounting hedges or to elect Normal Purchase/Normal Sale (“NPNS”). The changes in the fair value of these derivatives are recorded as a component of natural gas purchases or operating revenues, as appropriate for NJRES, on the Unaudited Condensed Consolidated Statements of Operations as unrealized gains or losses. For NJRES at settlement, realized gains and losses on all financial derivative instruments are recognized as a component of natural gas purchases and realized gains and losses on all physical derivatives follow the presentation of the related unrealized gains and losses as a component of either natural gas purchases or operating revenues.

NJRES also enters into natural gas transactions in Canada and, consequently, is exposed to fluctuations in the value of Canadian currency relative to the U.S. dollar. NJRES may utilize foreign currency derivatives to lock in the exchange rates associated with natural gas transactions denominated in Canadian currency. The derivatives may include currency forwards, futures, or swaps and are accounted for as derivatives. These derivatives are typically used to hedge demand fee payments on pipeline capacity, storage and natural gas purchase agreements.

As a result of NJRES entering into transactions to borrow natural gas, commonly referred to as “park and loans,” an embedded derivative is recognized relating to differences between the fair value of the amount borrowed and the fair value of the amount that will ultimately be repaid, based on changes in the forward price for natural gas prices at the borrowed location over the contract term. This embedded derivative is accounted for as a forward sale in the month in which the repayment of the borrowed natural gas is expected to occur, and is considered a derivative transaction that is recorded at fair value on the Unaudited Condensed Consolidated Balance Sheets, with changes in value recognized in current period earnings.

S-5.15-3

Expected production of SRECs is hedged through the use of forward and futures contracts. All contracts require the Company to physically deliver SRECs through the transfer of certificates as per contractual settlement schedules. NJRES recognizes changes in the fair value of these derivatives as a component of operating revenues. Upon settlement of the contract, the related revenue is recognized when the SREC is transferred to the counterparty.

Changes in fair value of New Jersey Natural Gas’ (“NJNG”) financial commodity derivatives are recorded as a component of regulatory assets or liabilities on the Unaudited Condensed Consolidated Balance Sheets. The Company elects NPNS accounting treatment on all physical commodity contracts that NJNG entered into on or before December 31, 2015, and accounts for these contracts on an accrual basis. Accordingly, physical natural gas purchases are recognized in regulatory assets or liabilities on the Unaudited Condensed Consolidated Balance Sheets when the contract settles and the natural gas is delivered. The average cost of natural gas is charged to expense in the current period earnings based on the basic gas supply service (“BGSS”) factor times the therm sales. NJNG no longer elects NPNS accounting treatment on a portfolio basis. However, since NPNS is a contract-by-contract election, where it makes sense to do so, NJNG can and may elect to treat certain contracts as normal. Because NJNG recovers these amounts through future BGSS rates as increases or decreases to the cost of natural gas in NJNG’s tariff for natural gas service, the changes in fair value of these contracts are deferred as a component of regulatory assets or liabilities on the Unaudited Condensed Consolidated Balance Sheets.

The Company elects NPNS accounting treatment on Power Purchase Agreement (“PPA”) contracts executed by Clean Energy Ventures that meet the definition of a derivative and accounts for the contract on an accrual basis. Accordingly, electricity sales are recognized in revenues throughout the term of the PPA as electricity is delivered. NPNS is a contract-by-contract election and where it makes sense to do so, the Company can and may elect to treat certain contracts as normal.

The following table presents the fair value of the Company's derivative assets and liabilities recognized on the Unaudited Condensed Consolidated Balance Sheets as of June 30, 2024:

		Derivatives at Fair Value
		June 30, 2024		September 30, 2023
(Thousands)	Balance Sheet Location	Assets	Liabilities	Assets	Liabilities
Derivatives not designated as hedging instruments:
NJNG:
Physical commodity contracts	Derivatives - current	$81	$1	$43	$488
Financial commodity contracts	Derivatives - current	--	60	6,110	20

NJRES:
Physical commodity contracts	Derivatives - current	1,636	6,197	6,209	12,757
	Derivatives - noncurrent	816	11,422	802	7,870
Financial commodity contracts	Derivatives - current	3,054	1,374	18,393	2,880
	Derivatives - noncurrent	163	540	762	97

Total fair value of derivatives		$5,750	$19,594	$32,319	$24,112

S-5.15-4

Form of Note

New Jersey Resources Corporation

5.55% Senior Note, Series 2024A, due November 7, 2034

No. R2024A-[__]	[__________ __], 20[__]
$[____________]	PPN: 646025 F@0

For Value Received, the undersigned, New Jersey Resources Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of New Jersey, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars (or so much thereof as shall not have been prepaid) on November 7, 2034 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 5.55% per annum from the date hereof, payable semi-annually, on the seventh day of May and November in each year, commencing with the May 7th or November 7th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.55% or (ii) 2.00% over the rate of interest publicly announced by U.S. Bank National Association from time to time in New York, New York as its “base” or “prime” rate, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal offices of U.S. Bank Trust Company, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of November 7, 2024 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (1) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (2) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1
(to Note Purchase Agreement)

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the laws of the State of New York excluding the choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

New Jersey Resources Corporation

By
Name:
Title:

E-1-2

Form of Subsidiary Guaranty Agreement

Subsidiary Guaranty Agreement

Re:          Senior Notes
of
New Jersey Resources Corporation

This Subsidiary Guaranty Agreement dated as of November 7, 2024 (this “Guaranty”) is entered into on a joint and several basis by each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a “Guaranty Supplement”) (which parties are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”).

Recitals

A.         Each Guarantor is a direct or indirect subsidiary of New Jersey Resources Corporation, a corporation organized under the laws of the State of New Jersey (the “Company”).

B.          The Company is concurrently herewith entering into that certain Note Purchase Agreement dated as of November 7, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”) between the Company and the respective Purchasers named therein, providing for, among other things, the issue and sale by the Company to the Purchasers (as defined therein) of $100,000,000 aggregate principal amount of its 5.55% Senior Notes, Series 2024A, due November 7, 2034 (the “Notes”). The Purchasers together with their respective successors and assigns are collectively referred to herein as the “Holders.”

C.         The Purchasers have required as a condition of their purchase of the Notes that the Company cause each of the undersigned to enter into this Guaranty and, upon (1) the formation or acquisition of a new Restricted Subsidiary (other than a Regulated Entity), (2) the occurrence of any other event creating a new Restricted Subsidiary (other than a Regulated Entity), (3) the designation of an Unrestricted Subsidiary (other than a Regulated Entity) as a Restricted Subsidiary or (4) an Unrestricted Subsidiary or a Regulated Entity becoming or being a guarantor or co‑obligor in respect of the Bank Credit Agreement, to cause each such Subsidiary to execute a Guaranty Supplement, in each case in order to induce the Purchasers to purchase the Notes and thereby benefit the Company and its Subsidiaries by providing funds to the Company for the repayment of existing debt and for its general corporate purposes.

Now, therefore, as required by Section 4.4 of the Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

Section 1.	Definitions.

Exhibit 2
(to Note Purchase Agreement)

Capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement unless otherwise defined herein.

Section 2.	Guaranty of Notes and Note Purchase Agreement.

(a)        Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders:  (1) the full and prompt payment of the principal of, Make-Whole Amount, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including, to the extent permitted by applicable law, interest due on overdue payments of principal, Make-Whole Amount, if any, or interest at the rate set forth in the Notes) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Purchase Agreement and (3) the full and prompt payment, upon demand by any Holder of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes and the Note Purchase Agreement, or under this Guaranty or in any consultation or action in connection therewith or herewith.

(b)        To the extent that any Guarantor shall make a payment hereunder (a “Payment”) which, taking into account all other Payments previously or concurrently made by any of the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate obligations satisfied by such Payment in the same proportion as such Guarantor’s “Allocable Amount” (as hereinafter defined) in effect immediately prior to such Payment bore to the Aggregate Allocable Amount (as hereinafter defined) of all of the Guarantors in effect immediately prior to the making of such Payment, then such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Payment.

As of any date of determination, (1) the “Allocable Amount” of any Guarantor shall be equal to the maximum amount which could then be claimed by the Holders under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sec. 101 et. seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law; and (2) the “Aggregate Allocable Amount” shall be equal to the sum of each Guarantor’s Allocable Amount.

This clause (b) is intended only to define the relative rights of the Guarantors, and nothing set forth in this clause (b) is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts to the Holders as and when the same shall become due and payable in accordance herewith.

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Each Guarantor acknowledges that the rights of contribution and indemnification hereunder shall constitute an asset in favor of any Guarantor to which such contribution and indemnification is owing.

Section 3.	Guaranty of Payment and Performance.

This is an irrevocable, absolute and unconditional guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy.  Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy.  The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Debt, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Debt, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

The covenants and agreements on the part of the Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of this Guaranty ceasing to be binding as a continuing security on any other of them.

Section 4.	General Provisions Relating to this Guaranty.

(a)         Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

(1)        extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Debt, liability or obligation of the Company or of any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of the Note Purchase Agreement or any other agreement or waive this Guaranty; or

(2)         sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Debt, liability or obligation of the Company or of any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes; or

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(3)         settle, adjust or compromise any claim of the Company against any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes.

Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

(b)         Each Guarantor hereby waives, to the fullest extent permitted by law:

(1)         notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Debt, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

(2)         demand of payment by any Holder from the Company or any other Person (including, without limitation, any other Guarantor) indebted in any manner on or for any of the Debt, liabilities or obligations hereby guaranteed; and

(3)         presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

(c)         The obligations of the Guarantors hereunder shall be binding upon the Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:

(1)         the genuineness, validity, regularity or enforceability of the Notes and the Note Purchase Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on or in respect of the Notes or under the Note Purchase Agreement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Purchase Agreement or any other agreement or of any Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company or any other Person as a legal entity; or

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(2)        any default, failure or delay, willful or otherwise, in the performance by the Company, any Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

(3)          any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Company, any Guarantor or any other Person or in respect of the property of the Company, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any Guarantor or any other Person; or

(4)         impossibility or illegality of performance on the part of the Company, any Guarantor or any other Person of its obligations under the Notes, the Note Purchase Agreement, this Guaranty or any other agreements; or

(5)         in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

(6)       any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Company, any Guarantor or any other Person, or against any sums payable in respect of the Notes or under the Note Purchase Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(7)         any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

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(8)          the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

(9)        any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or failure to resort for payment to the Company, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

(10)       the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Purchase Agreement, or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

(11)      any merger or consolidation of the Company, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares or other equity interests of the Company, any Guarantor or any other Person; or

(12)      any defense whatsoever that:  (i) the Company or any other Person might have to the payment of the Notes (including, principal, Make-Whole Amount, if any, or interest), other than payment thereof in Federal or other immediately available funds or (ii) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Purchase Agreement, or any other agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

(13)      any act or failure to act with regard to the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

(14)       any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, Make-Whole Amount, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreement, as each may be amended or modified from time to time.  Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

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(d)         All rights of any Holder under this Guaranty shall be considered to be transferred or assigned at any time or from time to time upon the transfer of any Note held by such Holder whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Company.

(e)         To the extent of any payments made under this Guaranty, the Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Guarantor covenants and agrees that such right of subrogation and any and all claims of such Guarantor against the Company, any endorser or other Guarantor or against any of their respective properties shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all of the Notes and satisfaction by the Company of its obligations under the Note Purchase Agreement and by the Guarantors of their obligations under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all of the Notes and all amounts payable by the Guarantors hereunder have indefeasibly been finally paid in cash in full and all of the obligations of the Company under the Note Purchase Agreement and of the Guarantors under this Guaranty have been satisfied.  Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from the Company, all rights, Liens and security interests of each Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Company shall be and hereby are subordinated to the rights, if any, of the Holders in those assets.  No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Notes and the obligations of the Company under the Note Purchase Agreement shall have been paid in cash in full and satisfied.

(f)         Each Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors’ obligations hereunder, as if said payment had not been made.  The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

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(g)         No Holder shall be under any obligation:  (1) to marshall any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes, the Note Purchase Agreement or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors’ burden, any right to which each Guarantor hereby expressly waives.

Section 5.	Representations and Warranties of the Guarantors.

Each Guarantor represents and warrants to each Holder that:

(a)        Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)         Each subsidiary of such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each subsidiary of such Guarantor has the power and authority to own or lease the properties it purports to own or lease and to transact the business it transacts and proposes to transact.

(c)         This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)        The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its subsidiaries which are Restricted Subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational document or any other agreement or instrument to which such Guarantor or any of its subsidiaries which are Restricted Subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries which are Restricted Subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its subsidiaries which are Restricted Subsidiaries.

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(e)         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty other than such consents, approvals, authorizations, registrations, filings or declarations that have been obtained or made prior to the date such Guarantor enters into this Guaranty.

(f)         (1) Except as disclosed in Schedule 5.8 to the Note Purchase Agreement or otherwise disclosed in writing to the Holders, there are no actions, suits or proceedings pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor or any of its subsidiaries which are Restricted Subsidiaries or any property of such Guarantor or any of its subsidiaries which are Restricted Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(2)         Neither such Guarantor nor any of its subsidiaries which are Restricted Subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, ERISA (with respect to any Plan), Environmental Laws or the USA PATRIOT Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(g)        Such Guarantor and its subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which is not, individually or in the aggregate, material to the business, operations, affairs, financial condition, assets or properties of such Guarantor and its subsidiaries taken as a whole (herein in this Section 5, “Material”) or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or one of its subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP.  The charges, accruals and reserves on the books of such Guarantor and its subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate in accordance with GAAP.  The Federal income tax liabilities of such Guarantor and its subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 2020.

(h)        Such Guarantor and its subsidiaries which are Restricted Subsidiaries have good and sufficient title related to the ownership of their respective Material properties, including all such properties reflected in the most recent audited consolidated balance sheet furnished to the Holders pursuant to the Note Purchase Agreement or purported to have been acquired by such Guarantor after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Note Purchase Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect.  All Material leases to which such Guarantor is a party are valid and subsisting and are in full force and effect in all material respects.

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(i)         Except as disclosed in Schedule 5.11 to the Note Purchase Agreement or otherwise disclosed in writing to the Holders, such Guarantor and those of its subsidiaries which are Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

(j)          (1)          Such Guarantor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither such Guarantor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA) with respect to any Plan, other than for claims for benefits and funding obligations in the ordinary course, and no event, transaction or condition has occurred or exists with respect to any Plan that would reasonably be expected to result in the incurrence of any such liability under Title I or IV of ERISA or the penalty or excise tax provisions of the Code by such Guarantor or any ERISA Affiliate, or in the imposition of any Lien under Section 430 of the Code or Section 4068 of ERISA on any of the rights, properties or assets of such Guarantor or any ERISA Affiliate,  other than any such liabilities or Liens as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(2)       The present value of the aggregate benefit liabilities under each of the Plans which are subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plans allocable to such benefit liabilities by more than $25,000,000.  The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.

(3)         Such Guarantor and its ERISA Affiliates have not incurred withdrawal liabilities under Section 4201 or 4204 of ERISA (and are not subject to contingent withdrawal liabilities under Section 4204) in respect of Multiemployer Plans that, individually or in the aggregate, are reasonably expected to result in a Material Adverse Effect.

(4)          The accumulated post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of such Guarantor, the Restricted Subsidiaries and New Jersey Natural Gas is not reasonably expected to result in a Material Adverse Effect.

(5)       The execution and delivery of this Guaranty will not involve any transaction that is subject to the prohibitions of Section 406(a)(1)(A)-(D) of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.  The representation by such Guarantor in the first sentence of this Section 5(j)(5) is made in reliance upon and subject to the accuracy of each Holder’s representation in Section 6.2 of the Note Purchase Agreement as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by such Holder.

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(k)       Neither such Guarantor nor any of its subsidiaries is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or an “affiliated person” of an “investment company” or an “affiliated person” of such “affiliated person” or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, and shall not become such an “investment company” or such an “affiliated person” or under such “control.”  Neither such Guarantor nor any of its subsidiaries is a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 2005, as amended.  Based upon the immediately preceding sentence, such Guarantor is not subject to regulation under the Public Utility Holding Company Act of 2005, as amended.  Neither such Guarantor nor any of its subsidiaries is subject to the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.  Neither such Guarantor nor any of its subsidiaries is subject to any Federal or state statute or regulation limiting its ability to incur Debt.

(l)         Except as otherwise disclosed in Schedule 5.8 to the Note Purchase Agreement or otherwise disclosed in writing to the Holders, neither such Guarantor nor any of its subsidiaries which are Restricted Subsidiaries has actual knowledge of any claim or has received any written notice of any claim, and no proceeding has been instituted raising any claim against such Guarantor or any of its subsidiaries which are Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.  Except as otherwise disclosed in Schedule 5.8 to the Note Purchase Agreement or otherwise disclosed in writing to the Holders:

(1)          neither such Guarantor nor any of its subsidiaries which are Restricted Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

(2)       neither such Guarantor nor any of its subsidiaries which are Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

(3)          all buildings on all real properties now owned or operated by the Guarantor or any of its subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

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(m)       Such Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured.  Such Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due.  Such Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty.  Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.

(n)         The obligations of such Guarantor under this Guaranty rank at least pari passu in right of payment with all other unsecured Senior Debt of such Guarantor, including without limitation, all unsecured Senior Debt of such Guarantor described in Schedule 5.15 to the Note Purchase Agreement.

Section 6.	Amendments, Waivers and Consents.

(a)        This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Sections 3, 4 or 5, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, and (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver or (ii) amend Section 2 or this Section 6.

(b)        The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof.  The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders.

(c)         No Guarantor will directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by such Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

(d)        Any consent made pursuant to this Section 6 by a Holder that has transferred a portion or has agreed to transfer all or a portion of its Notes to such Guarantor, any subsidiary or any affiliate of such Guarantor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such Holder, and any amendment effected or waivers granted or to be effected or granted that would not have been or be so effected or granted but for such consent (and the consents of all other Holders that were acquired under the same or similar conditions) shall be void and of no force and effect except solely as to such Holder.

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(e)        Any amendment or waiver consented to as provided in this Section 6 applies equally to all Holders of Notes affected thereby and is binding upon them and upon each future holder and upon the Guarantors.  No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder.  As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

(f)        Solely for the purpose of determining whether the Holders of all or the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor or any subsidiaries or Affiliates of any Guarantor shall be deemed not to be outstanding.

Section 7.	Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid).  Any such notice must be sent:

(1)         if to a Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A to the Note Purchase Agreement to which such Purchaser is a party, or at such other address as such Purchaser or its nominee shall have specified to any Guarantor in writing,

(2)          if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor in writing, or

(3)          if to any Guarantor, to such Guarantor c/o the Company at its address set forth at the beginning of the Note Purchase Agreement to the attention of the Chief Financial Officer of the Company, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 7 will be deemed given only when actually received.

E-2-13

Section 8.	Miscellaneous.

(a)          No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity.  No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle any Holder to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

(b)        The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose for such Holder, in the case of a Holder that is a Purchaser, on Schedule A to the Note Purchase Agreement to which such Purchaser is a party or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors or the Company on behalf of the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

(c)         Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(d)        If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

(e)       This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.

(f)         This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  The parties agree to electronic contracting and signatures with respect to this Guaranty and any other agreement and instrument hereunder.  Delivery of an electronic signature to, or a signed copy of, this Guaranty and any other agreement and instrument hereunder by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.  Notwithstanding the foregoing, if any Purchaser shall request manually signed counterpart signatures this Guaranty and any other agreement and instrument hereunder, the Guarantors hereby agree to use their reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

(g)         This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

E-2-14

(h)         Each Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any State of New York court or any Federal court located in New York County, New York, New York for the adjudication of any matter arising out of or relating to this Guaranty, and consents to the service of all writs, process and summonses by registered or certified mail out of any such court or by service of process on such Guarantor at its address to which notices are to be given pursuant to Section 7 hereof and hereby waives any requirement to have an agent for service of process in the State of New York.  Nothing contained herein shall affect the right of any Holder to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where such Guarantor may be amenable to suit.  Each Guarantor hereby irrevocably waives any objection to any suit, action or proceeding in any New York court or Federal court located in New York County, New York, New York on the grounds of venue and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(i)       Each Guarantor hereby waives trial by jury in any action brought on or with respect to this Guaranty or any other document executed in connection herewith.

[Remainder of Page Left Intentionally Blank]

E-2-15

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed by an authorized representative as of the date first written above.

Bernards Solar, LLC

By:	NJR Clean Energy Ventures II Corporation,
its Sole Member

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and
Chief Financial Officer

Commercial Realty and Resources Corp.

By:
Name:	Roberto F. Bel
Title:	President, Chief Financial Officer,
Treasurer and Secretary

NJR Clean Energy Ventures Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and Chief Financial Officer

NJR Clean Energy Ventures II Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and
Chief Financial Officer

E-2-16

NJR Clean Energy Ventures III Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and
Chief Financial Officer

NJR Energy Investments Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and Chief Financial Officer

NJR Energy Services Company, LLC

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and
Chief Financial Officer

NJR Home Services Company

By:
Name:	Roberto F. Bel
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

NJR Midstream Holdings Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and
Chief Financial Officer

E-2-17

NJR Plumbing Services, Inc.

By:
Name:	Roberto F. Bel
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

NJR Retail Company

By:
Name:	Roberto F. Bel
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

NJR Retail Holdings Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

NJR Service Corporation

By:
Name:	Roberto F. Bel
Title:	Senior Vice President
and Chief Financial Officer

NJR Storage Holdings Company

By:
Name:	Roberto F. Bel
Title:	Senior Vice President and
Chief Financial Officer

E-2-18

Phoenix Fuel Management Company

By:
Name:	Roberto F. Bel
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

E-2-19

Guaranty Supplement

To the Holders (as defined in the hereinafter
defined Guaranty Agreement)

Ladies and Gentlemen:

Whereas, New Jersey Resources Corporation, a corporation organized under the laws of the State of New Jersey (the “Company”), in order to refinance existing indebtedness and provide funding for general corporate purposes, has issued to the Purchasers $100,000,000 aggregate principal amount of its 5.55% Senior Notes, Series 2024A, due November 7, 2034 (the “Notes”), pursuant to a Note Purchase Agreement dated as of November 7, 2024 (“Note Purchase Agreement”) between the Company and the respective Purchasers named therein.  Capitalized terms used herein shall have the meanings set forth in the hereinafter defined Guaranty Agreement unless herein defined or the context shall otherwise require.

Whereas, as a condition precedent to their purchase of the Notes, the Purchasers required that from time to time certain Subsidiaries of the Company enter into that certain Subsidiary Guaranty Agreement dated as of November 7, 2024 attached hereto as Exhibit 1 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty Agreement”) as security for the Notes.

Pursuant to Section 9.7(a) of the Note Purchase Agreement, the Company has agreed to cause the undersigned, [____________], a [corporation] organized under the laws of [______________] (the “Additional Guarantor”), to join in the Guaranty Agreement.  In accordance with the requirements of the Guaranty Agreement, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty Agreement attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Guaranty Agreement for the obligations of the Company under the Notes and the Note Purchase Agreement to the extent and in the manner set forth in the Guaranty Agreement.

The undersigned is the duly elected [____________] of the Additional Guarantor, a Subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you.  The execution by the undersigned of this Guaranty Supplement shall evidence such Additional Guarantor’s consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty Agreement and its agreement to be bound by the covenants, terms and provisions of the Guaranty Agreement as a Guarantor thereunder and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Guaranty Agreement.

E-2-20

Upon execution of this Guaranty Supplement, the Guaranty Agreement shall be deemed to be amended as set forth above.  Except as amended herein, the terms and provisions of the Guaranty Agreement are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty Agreement without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

Dated: _________________, 20__.

[Name of Additional Guarantor]

By:
Its:

E-2-21

Exhibit 1 to Guaranty Supplement

Guaranty Agreement

[See attached]

E-2-22

Form of Opinion of Special Counsel
to the Company and the Guarantors

The closing opinions of Melissa Abraham, Esq., and Troutman Pepper Hamilton Sanders LLP, special counsels for the Company and the Guarantors, which are called for by Section 4.5(a) of the Agreement, shall be dated the Closing Date and addressed to each Purchaser (subject to customary qualifications and exceptions reasonably acceptable to the Purchasers), and shall be reasonably satisfactory in scope and form to each Purchaser and shall be to the effect that:

1.          Each of the Company and the Guarantors being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute, deliver and perform the Agreement, the Notes and the Guaranty Agreement.

2.        New Jersey Natural Gas is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  All of the issued and outstanding shares of capital stock or other equity interests of each such Guarantor and New Jersey Natural Gas have been duly issued, are fully paid and non-assessable, other than as shown in Schedule 5.4 to the Agreement, and are owned by the Company, by one or more Restricted Subsidiaries, or by the Company and one or more Restricted Subsidiaries.

3.        Due authorization, execution and delivery of the Agreement, the Notes and the Guaranty Agreement and such documents being legal, valid, binding and enforceable in accordance with their terms.

4.          No conflicts with charter documents, laws, judgments, orders, decrees or other agreements; no creation of Liens.

5.        All consents, approvals, authorizations or filings required to be obtained by the Company or any Guarantor to issue and sell the Notes and to execute, deliver and perform the Agreement, the Notes and the Guaranty Agreement having been obtained.

6.          No litigation questioning validity of documents.

7.          The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

8.          No violation of Regulations T, U or X of the Federal Reserve Board.

9.          Company not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

The opinions of Melissa Abraham, Esq., and Troutman Pepper Hamilton Sanders LLP shall cover such other matters relating to the sale of the Notes as any Purchaser may reasonably request.  With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials, Mizuho Securities USA LLC, Huntington Securities, Inc., officers of the Company and of the Guarantors and upon representations of the Company, the Guarantors and the Purchasers delivered in connection with the issuance and sale of the Notes and the execution and delivery of the Guaranty Agreement and such opinion and shall provide that (i) subsequent holders of the Notes may rely upon such opinion as though delivered to such subsequent holders on the Closing Date and (ii) such opinion may be provided to Governmental Authorities, including, without limitation, the NAIC, provided that such opinion may indicate that any such Governmental Authority may not rely on such opinion.

Exhibit 4.5(a)
(to Note Purchase Agreement)

Form of Opinion of Special Counsel
to the Purchasers

The closing opinion of ArentFox Schiff LLP, special counsel to the Purchasers, called for by Section 4.5(b) of the Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1.          The Company is a corporation validly existing and in good standing under the laws of the State of New Jersey.

2.         The Agreement and the Notes being delivered on the date hereof constitute the legal, valid and binding contracts of the Company, enforceable against the Company in accordance with their respective terms.

3.          The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by this Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

The opinion of ArentFox Schiff LLP shall also state that the opinions of Melissa Abraham, Esq., and of Troutman Pepper Hamilton Sanders LLP are satisfactory in scope and form to ArentFox Schiff LLP and that, in their opinion, the Purchasers are justified in relying thereon.

In rendering the opinion set forth in paragraph 1 above, ArentFox Schiff LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of New Jersey.  The opinion of ArentFox Schiff LLP is limited to the laws of the State of New York and the Federal laws of the United States.

With respect to matters of fact upon which such opinion is based, ArentFox Schiff LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

Exhibit 4.5(b)
(to Note Purchase Agreement)